   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 1995
                                                SECURITIES ACT FILE NO. 33-39659
                                        INVESTMENT COMPANY ACT FILE NO. 811-6292

________________________________________________________________________________
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [x]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 14                      [x]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [x]
                                AMENDMENT NO. 15                             [x]


                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
                 (FORMERLY, 'KIDDER, PEABODY INVESTMENT TRUST')
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    1285 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK                          10019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 713-2000

                           DIANNE E. O'DONNELL, ESQ.
                    MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                               JON S. RAND, ESQ.
                            WILLKIE FARR & GALLAGHER
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                         NEW YORK, NEW YORK 10022-4669
                            ------------------------

It is proposed that this filing will become effective:

              ___ immediately upon filing pursuant to Rule 485(b).

              _X_ on January 1, 1996 pursuant to Rule 485(b).


              ___ 60 days after filing pursuant to Rule 485(a)(1).

              _____ on               pursuant to Rule 485(a)(1).
              _____ 75 days after filing pursuant to Rule 485(a)(2).
              _____ on ____________________ pursuant to Rule 485(a)(2).
If appropriate, check the following box:

              _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------


     THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S FISCAL YEAR ENDED AUGUST 31, 1995 WAS FILED ON OCTOBER 30, 1995.


________________________________________________________________________________
________________________________________________________________________________

               MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
                                   FORM N-1A
                             CROSS REFERENCE SHEET


     This filing is made to update the Prospectus and Statement of Additional Information of PaineWebber Tactical Allocation Fund (formerly Mitchell Hutchins/Kidder, Peabody Asset Allocation Fund) and file certain exhibits relating to PaineWebber Global Equity Fund.



                      PAINEWEBBER TACTICAL ALLOCATION FUND

PART A
ITEM NO.                                                                             PROSPECTUS HEADING
--------                                                      ------------------------------------------------------
  1.  Cover Page............................................  Cover Page
  2.  Synopsis..............................................  Fee Table; Highlights
  3.  Condensed Financial Information.......................  Financial Highlights
  4.  General Description of Registrant.....................  Cover Page; Design of the Fund; Investment Objective
                                                                and Policies; General Information
  5.  Management of the Fund................................  Fee Table; Investment Objective and Policies;
                                                                Management of the Fund
 5A.  Management's Discussion of Fund Performance...........  Not applicable (see Annual Report)
  6.  Capital Stock and Other Securities....................  Dividends, Distributions and Taxes; General
                                                                Information
  7.  Purchase of Securities Being Offered..................  Purchase of Shares; Determination of Net Asset Value;
                                                                Exchange Privilege; Distributor
  8.  Redemption or Repurchase..............................  Redemption of Shares
  9.  Pending Legal Proceedings.............................  Not applicable

PART B                                                               HEADING IN STATEMENT OF
ITEM NO.                                                             ADDITIONAL INFORMATION
--------                                                      ------------------------------------------------------
 10.  Cover Page............................................  Cover Page
 11.  Table of Contents.....................................  Contents
 12.  General Information and History.......................  Not applicable
 13.  Investment Objectives and Policies....................  Investment Objective and Policies
 14.  Management of the Fund................................  Management of the Fund
 15.  Control Persons and Principal Holders of Securities...  Management of the Fund; Principal Shareholders
 16.  Investment Advisory and Other Services................  Management of the Fund
 17.  Brokerage Allocation..................................  Investment Objective and Policies
 18.  Capital Stock and Other Securities....................  Purchase, Redemption and Exchange of Shares; General
                                                                Information
 19.  Purchase, Redemption and Pricing of Securities Being
        Offered.............................................  Purchase, Redemption and Exchange of Shares;
                                                                Determination of Net Asset Value
 20.  Tax Status............................................  Taxes
 21.  Underwriters..........................................  Management of the Fund
 22.  Calculation of Performance Data.......................  Determination of Performance
 23.  Financial Statements..................................  Financial Statements



PART C
------

Information required to be included in Part C is set forth under the appropriate
  Item, so numbered, in Part C to this Registration Statement.

--------------------------------------------------------------------------------

                      PAINEWEBBER TACTICAL ALLOCATION FUND
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                 THE DATE OF THIS PROSPECTUS IS JANUARY 1, 1996

--------------------------------------------------------------------------------


    Professional Management
    Portfolio Diversification
    Dividend and Capital Gain Reinvestment
    Flexible PricingSM
    Low Minimum Investment
    Automatic Investment Plan
    Systematic Withdrawal Plan
    Exchange Privileges
    Suitable for Retirement Plans



The Fund is a series of Mitchell Hutchins/Kidder, Peabody Investment Trust ('Trust'). This Prospectus concisely sets forth information a prospective investor should know about the Fund before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated
January 1, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.


--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY  SUCH
     COMMISSION  PASSED UPON THE  ACCURACY OR ADEQUACY  OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               Prospectus Page 1

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                                      Page
                                                                                                                     -----
Prospectus Summary................................................................................................       1
Financial Highlights..............................................................................................       7
Flexible Pricing System...........................................................................................       9
Investment Objective and Policies.................................................................................      10
Purchases.........................................................................................................      17
Exchanges.........................................................................................................      20
Redemptions.......................................................................................................      21
Conversion of Class B Shares......................................................................................      22
Other Services and Information....................................................................................      23
Dividends, Distributions and Taxes................................................................................      24
Valuation of Shares...............................................................................................      25
Management........................................................................................................      25
Performance Information...........................................................................................      27
General Information...............................................................................................      28

--------------------------------------------------------------------------------

                               Prospectus Page 2

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


     See the body of the Prospectus for more information on the topics discussed in this summary.



The Fund:                       PaineWebber  Tactical  Allocation  Fund  ('Fund') is  a  diversified  series  of Mitchell
                                Hutchins/Kidder, Peabody Investment  Trust ('Trust'), an  open-end management  investment company.
Investment Objective and        Total  return, consisting of long-term capital appreciation and current income; utilizing
  Policies:                     a systematic investment strategy that actively  allocates the Fund's assets among  common stocks, U.S. Treasury Notes and U.S. Treasury Bills.
Total Net Assets at             $55.8 million
  November 30, 1995:
Investment Adviser and          Mitchell  Hutchins  Asset  Management  Inc. ('Mitchell  Hutchins'),  an  asset management
  Administrator:                subsidiary of  PaineWebber  Incorporated  ('PaineWebber' or  'PW'),  manages  over  $44.7 billion in assets. See 'Management.'
Purchases:                      Shares  of  beneficial interest  are available  exclusively  through PaineWebber  and its correspondent firms  for  investors  who  are  clients  of  PaineWebber  or  those  firms
                                ('PaineWebber  clients') and, for other investors, through PFPC Inc., the Fund's transfer agent ('Transfer Agent').
Flexible Pricing System:        Investors may select  Class A, Class  B or Class  C shares, each  with a public  offering price  that reflects  different sales charges  and expense levels.  See 'Flexible Pricing
                                System,' 'Purchases,' 'Redemptions' and 'Conversion of Class B Shares.'
Class A Shares                  Offered at net  asset value  plus any  applicable sales charge  (maximum is  4.5% of  the public offering price).
Class B Shares                  Offered  at  net  asset  value (a  maximum  contingent  deferred sales  charge  of  5% of redemption proceeds is imposed on  certain redemptions made within  six years of date  of purchase).  Class B  shares automatically  convert into Class  A shares  (which pay lower ongoing expenses) approximately six  years after purchase. Such  Class B shares were  not offered prior to January 1, 1996.
Class C Shares                  Offered  at net  asset value without  an initial  or contingent deferred  sales charge (a contingent deferred  sales charge  of 1%  of redemption  proceeds is  imposed on  certain redemptions made within one year of purchase). Class C shares pay higher ongoing expenses than  Class A shares and do  not convert into another Class.  Prior to November 10, 1995, these Class C shares were called 'Class B' shares.
Exchanges:                      Shares may be exchanged for shares of the corresponding Class of most PaineWebber  mutual funds.
Redemptions:                    PaineWebber  clients  may  redeem  through PaineWebber;  other  shareholders  must redeem through the Transfer Agent.
Dividends:                      Declared and paid annually; net capital gain,  if any, also is distributed annually.  See
                                'Dividends, Distributions and Taxes.'
Reinvestment:                   All dividends and capital gain distributions are paid in Fund shares of the same Class at net asset value unless the shareholder has requested cash.
Minimum Purchase:               $1,000 for first purchase; $100 for subsequent purchases.



Other Features:
  Class A Shares                 Automatic investment plan   Quantity discounts on initial sales charge
                                 Systematic withdrawal plan  365-day reinstatement privilege
                                 Rights of accumulation
  Class B Shares                 Automatic investment plan   Systematic withdrawal plan
  Class C Shares                 Automatic investment plan   Systematic withdrawal plan

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

WHO SHOULD INVEST. The Fund follows a systematic investment strategy that actively allocates the Fund's assets among common stocks, U.S. Treasury Notes and U.S. Treasury Bills and is designed for investors who are seeking total return, consisting of long-term capital appreciation and current income. The Fund's risk factors are summarized below and are described in more detail under 'Investment Objective and Policies -- Risk Factors and Special Considerations.' While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets, for instance, for retirement, college tuition or other major goals.


ASSET ALLOCATION STRATEGY. The Fund follows an asset allocation strategy involving investing among the following asset categories ('Segments'): (1) the common stocks primarily included in the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index') and derivative instruments relating thereto (the 'Stock Segment'), the performance of which, before deduction of operating expenses, is intended to replicate as closely as possible the aggregate price and yield performance of the S&P 500 Index; (2) 30-day U.S. Treasury Bills (the 'Cash Segment'); and (3) five-year U.S. Treasury Notes and derivative instruments relating thereto (the 'Note Segment'). Asset allocations are determined by Mitchell Hutchins based on relative rates of return among the Segments. See 'Investment Objective and Policies.' The Fund's asset allocation strategy is designed to afford investors the opportunity to seek total return during all economic and financial market cycles, with a degree of volatility lower than that of the equity market, utilizing a systematic, cost effective asset allocation strategy. The Fund allocates its assets among the Segments in accordance with the Kidder, Peabody Fully Flexible Stock/Bond/Cash Asset Allocation ModelSM (the 'Allocation Model'), an asset allocation model developed by the Quantitative Research Group of Kidder, Peabody & Co. Incorporated ('Kidder, Peabody'), the Fund's predecessor distributor. See 'Investment Objective and Policies -- Asset Allocation Strategy.'


RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities.


Although the Fund will seek long term total return consisting of both capital appreciation and current income, the Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. Because the benefits of the Allocation Model, on which the Fund's investment decisions are based, are expected to be realized only if the recommendations are followed over several market cycles, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short term market movements. The investment results of the Fund (and the Stock Segment) at any time may be greater or less than those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from the proportion of assets then allocated to the Stock Segment in accordance with the Allocation Model, purchases and redemptions of shares of the Fund that occur daily, as well as from brokerage and other expenses borne by the Fund. Thus, no assurance can be given that the Fund's investment objective will be achieved. The Fund may also be subject to certain risks in using investment techniques and strategies such as entering into futures contracts and options on futures contracts, entering into transactions involving options on stock indexes, purchasing securities on a when-issued or delayed delivery basis and entering into repurchase agreements. See 'Investment Objective and Policies -- Risk Factors and Special Considerations' at page 14 of this Prospectus.

--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------


EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.



                      SHAREHOLDER TRANSACTION EXPENSES(1)



                                                                                             CLASS A     CLASS B     CLASS C
                                                                                             -------     -------     -------

Maximum sales charge on purchases of shares (as a percentage of public offering price)....    4.5%         None         None
Sales charge on reinvested dividends......................................................     None        None         None
Maximum contingent deferred sales charge (as a percentage of redemption proceeds).........     None(2)     5%         1%(3)



                       ANNUAL FUND OPERATING EXPENSES(4)
                    (as a percentage of average net assets)



                                                                                        CLASS A       CLASS B       CLASS C
                                                                                        -------       -------       -------
Management fees......................................................................     0.50%         0.50%         0.50%
12b-1 fees(5)........................................................................     0.25          1.00          1.00
Other expenses.......................................................................     0.71          0.72          0.72
                                                                                        -------       -------       -------
Total operating expenses.............................................................     1.46%         2.22%         2.22%
                                                                                        -------       -------       -------
                                                                                        -------       -------       -------



------------



(1) Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See 'Purchases.'



(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If shares are redeemed within one year of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See 'Purchases.'



(3) If Class C shares are redeemed within one year of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See 'Purchases.'



(4) See 'Management' for additional information. All expenses, except for Class B shares, are those actually incurred for the fiscal year ended August 31, 1995. Class B shares 'other expenses' are based on estimates for the Fund's current fiscal year.



(5) 12b-1 fees have two components, as follows:



                                                                                                CLASS A    CLASS B    CLASS C
                                                                                                -------    -------    -------

12b-1 service fees...........................................................................     0.25%      0.25%      0.25%
12b-1 distribution fees......................................................................     0.00       0.75       0.75



12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------


                       EXAMPLE OF EFFECT OF FUND EXPENSES



An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:



                                                                                             ONE     THREE    FIVE      TEN
                                                                                             YEAR    YEARS    YEARS    YEARS
                                                                                             ----    -----    -----    -----
Class A Shares(1).........................................................................   $59      $89     $ 121    $ 212
Class B Shares:
     Assuming a complete redemption at end of period(2)(3)................................   $73      $99     $ 139    $ 219
     Assuming no redemption(3)............................................................   $23      $69     $ 119    $ 219
Class C Shares:
     Assuming a complete redemption at end of period(2)...................................   $33      $69     $ 119    $ 255
     Assuming no redemption...............................................................   $23      $69     $ 119    $ 255


------------


(1) Assumes deduction at the time of purchase of the maximum 4.5% initial sales charge.



(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.



(3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.



This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Fund's shares.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of the Fund's shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The table below provides selected per share data and ratios for one Class A share and one Class C share (prior to November 10, 1995, Class C shares were called 'Class B' shares) of the Fund for each of the periods shown. No new Class B shares were outstanding during such periods. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, and the financial information for the fiscal year ended August 31, 1995 appearing in the table below, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. The financial information for the year ended August 31, 1994 and the periods prior thereto was audited by other auditors whose report thereon was unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge.



                                                            CLASS A                                    CLASS C#
                                             -------------------------------------  -----------------------------------------------
                                                 FOR THE YEAR       FOR THE PERIOD           FOR THE YEAR            FOR THE PERIOD
                                                    ENDED              MAY 10,                  ENDED                   JULY 22,
                                                  AUGUST 31,           1993`D'                AUGUST 31,                1992`D'
                                             --------------------   TO AUGUST 31,   ------------------------------   TO AUGUST 31,
                                               1995**       1994         1993       1995**      1994        1993          1992
                                             ----------    ------   --------------  -------    -------    --------   --------------
Net asset value, beginning of period........   $13.78      $13.50       $12.90      $ 13.78    $ 13.49    $  12.12      $  12.00
                                             ----------    ------       ------      -------    -------    --------       -------
Net investment income.......................     0.22        0.24         0.08         0.12       0.13        0.18          0.03
Net realized and unrealized gains from
  investment transactions...................     2.05        0.32         0.59         2.06       0.33        1.34          0.09
                                             ----------    ------       ------      -------    -------    --------       -------
Net increase from investment operations.....     2.27        0.56         0.67         2.18       0.46        1.52          0.12
                                             ----------    ------       ------      -------    -------    --------       -------
Dividends from net investment income........    (0.22)      (0.24)       (0.07)       (0.12)     (0.13)      (0.15)      --
Distributions from net realized gains from
  investment transactions...................    (0.97)      (0.04)      --            (0.97)     (0.04)      --          --
                                             ----------    ------       ------      -------    -------    --------       -------
Total dividends and distributions to
  shareholders..............................    (1.19)      (0.28)       (0.07)       (1.09)     (0.17)      (0.15)      --
                                             ----------    ------       ------      -------    -------    --------       -------
Net asset value, end of period..............   $14.86      $13.78       $13.50      $ 14.87    $ 13.78    $  13.59      $  12.12
                                             ----------    ------       ------      -------    -------    --------       -------
                                             ----------    ------       ------      -------    -------    --------       -------
Total investment return(1)..................    18.43%       4.21%        5.17%       17.57%      3.46%      12.61%         0.98%
                                             ----------    ------       ------      -------    -------    --------       -------
                                             ----------    ------       ------      -------    -------    --------       -------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).......   $1,944      $1,801       $3,007      $48,105    $62,970    $107,761      $ 50,222
Ratios of expenses to average net assets....     1.46%       1.13%        1.06%*       2.22%      1.88%       1.73%         1.75%*
Ratios of net investment income to average
  net assets................................     1.60%       1.64%        1.71%*       0.86%      0.89%       1.04%         2.42%*
Portfolio turnover rate.....................       53%          4%           0%          53%         4%          0%            0%



------------



#  Prior to November 10, 1995, called 'Class B' shares.



`D'  Commencement of offering of shares.



*  Annualized.



** Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.



(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total returns for periods of less than one year have not been annualized.


--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                            FLEXIBLE PRICING SYSTEM
--------------------------------------------------------------------------------

DIFFERENCES AMONG THE CLASSES



     The primary distinctions among the Classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.



                                                          ANNUAL 12b-1 FEES (AS A % OF
                                  SALES CHARGE             AVERAGE DAILY NET ASSETS)           OTHER INFORMATION
                         ------------------------------  ------------------------------  ------------------------------
CLASS A                  Maximum initial sales charge    Service fee of 0.25%            Initial sales charge waived or
                         of 4.5% of the public offering                                  reduced for certain purchases
                         price
CLASS B                  Maximum contingent deferred     Service fee of 0.25%;           Shares convert to Class A
                         sales charge of 5% of           distribution fee of 0.75%       shares approximately six years
                         redemption proceeds; declines                                   after issuance
                         to zero after six years
CLASS C                  Contingent deferred sales       Service fee of 0.25%;                         --
                         charge of 1% of redemption      distribution fee of 0.75%
                         proceeds if redeem within
                         first year after purchase



FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES



In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances:



SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% of the redemption proceeds applies to redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 1.00% applies to certain redemptions of Class C shares made within the first year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.



WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under the Fund's reduced sales charge schedule may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.



The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.



ONGOING ANNUAL EXPENSES. All three Classes of Fund shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B and Class C shares pay an annual 12b-1 distribution


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                               Prospectus Page 8

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PAINEWEBBER   TACTICAL ALLOCATION FUND


fee of 0.75% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charges. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.



For example, assuming a constant net asset value, the cumulative distribution fees on the Class B or Class C shares and the 4.5% maximum initial sales charge on the Class A shares would all be approximately equal if the shares were held for six years. Because Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase, an investor expecting to hold shares of the Fund for longer than six years would generally pay lower cumulative expenses by purchasing Class A or Class B shares than by purchasing Class C shares. An investor expecting to hold shares of the Fund for less than six years would generally pay lower cumulative expenses by purchasing Class C shares than by purchasing Class A shares, and, due to the contingent deferred sales charges that would become payable on redemption of Class B shares, such an investor would generally pay lower cumulative expenses by purchasing Class C shares than Class B shares.



The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The 'Example of Effect of Fund Expenses' under 'Prospectus Summary' shows the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5%.



OTHER INFORMATION



PaineWebber investment executives may receive different levels of compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.



See 'Purchases,' 'Redemptions' and 'Management' for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for the three Classes of shares. See also 'Conversion of Class B Shares,' 'Dividends, Distributions and Taxes,' 'Valuation of Shares' and 'General Information' for other differences among the three Classes.


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


OBJECTIVE



The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies.



There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies and may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.




ASSET ALLOCATION STRATEGY

The Fund is designed for investors seeking total return during all economic and financial market cycles, with a degree of volatility lower than that of the equity market, utilizing a systematic, cost-effective approach to allocating assets among market segments. At the same time, the Fund provides individual investors a means of dealing with the difficulties often associated with asset allocation investing with an index component.

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                               Prospectus Page 9

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PAINEWEBBER   TACTICAL ALLOCATION FUND

In seeking total return, the Fund follows an asset allocation strategy contemplating shifts (sometimes frequent) among the following Segments: (i) the Stock Segment, consisting primarily of the common stocks included in the S&P 500 Index and derivative instruments relating thereto, the performance of which, before deduction of operating expenses, is intended to replicate as closely as possible that of the S&P 500 Index; (ii) the Cash Segment, consisting of 30-day U.S. Treasury Bills; and (iii) the Note Segment, consisting of five-year U.S. Treasury Notes and derivative instruments relating thereto.


The Fund allocates its assets among the Segments in accordance with the Allocation Model, an asset allocation model developed by Kidder, Peabody's Quantitative Research Group. The emphasis of the Allocation Model is to avoid or lower exposure to the market in down economic cycles and to perform close to the broad market in periods of strongly positive market performance. The asset allocation mix for the Fund will be determined by Mitchell Hutchins at any given time on the basis of the recommendations of the Allocation Model, except as described below, which are determined in light of a quantitative assessment of the expected performance of the Segments. The Fund is not managed as a balanced portfolio, however, and may not maintain a portion of its investments in each of the Segments at all times. Except for limited amounts always held in the Cash Segment as described below, the Fund does not commit its assets simultaneously to the Cash Segment and the Note Segment. Thus, during the course of a business cycle, for example, the Fund may invest in the Stock Segment and the Cash Segment, in the Stock Segment and the Note Segment, solely in the Stock Segment, solely in the Cash Segment or solely in the Note Segment.


The Fund's assets are reallocated among the Segments at such times as are mandated by the Allocation Model based on changes in projected rates of return. If no reallocation is mandated, on the first business day of each month, any material amounts in each Segment in excess of the amount mandated by the Allocation Model resulting from appreciation or receipt of dividends, distributions, interest payments and proceeds from securities maturing are reallocated (or 'rebalanced') to the extent practicable among the Segments so as to reestablish the recommended allocation among the Segments.

Cash inflows to the Fund during a month are invested in, and cash outflows from the Fund during a month are derived from dispositions of assets in, each Segment on a pro rata basis. In order to manage the Fund's portfolio most effectively, cash flows into and out of the Stock Segment are managed to the extent practicable through the use of stock index options, stock index futures contracts and options on stock index futures contracts, as described below. Similarly, cash flows into and out of the Note Segment are managed to the extent practicable through the use of five-year U.S. Treasury Note futures contracts and options thereon. See 'Investment Strategies and Techniques -- Derivative Instruments' below.

The Fund deviates from the published recommendations of the Allocation Model only to the extent necessary (1) to maintain a limited amount of assets (not expected to exceed 2% of its total assets) in the Cash Segment in order to have highly liquid short-term securities available to pay Fund operating expenses and dividends and distributions on its shares and to meet anticipated redemptions of its shares and (2) to qualify as a regulated investment company for Federal income tax purposes. With regard to the latter, investors should be aware that in order to so qualify, the Fund must, among other things, derive less than 30% of its gross income from the sale or disposition of stocks, other securities and certain financial instruments held for less than three months. Thus, this requirement may preclude the Fund from reallocating its assets when otherwise mandated by the Allocation Model. In such event, the Fund would reallocate its assets in accordance with the then current recommendations of the Allocation Model as soon as the reallocation could be accomplished without jeopardizing the Fund's qualification as a regulated investment company.

TYPES OF PORTFOLIO INVESTMENTS

CASH SEGMENT. Assets committed to the Cash Segment are invested to the extent practicable in U.S. Treasury Bills having remaining maturities of 30 days or, if no such instruments are then available for purchase at favorable prices, these assets will be invested in U.S. Treasury Bills having remaining maturities as close as possible to 30 days. U.S. Treasury Bills are entitled to the full faith and credit of the U.S. Government as to payment of interest and principal.

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                               Prospectus Page 10

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PAINEWEBBER   TACTICAL ALLOCATION FUND

NOTE SEGMENT. Assets committed to the Note Segment are invested to the extent practicable in (1) U.S. Treasury Notes having five years remaining to maturity at the beginning of the then current calendar year or, if no such instruments are then available for purchase at favorable prices, these assets will be invested in U.S. Treasury Notes having remaining maturities as close as possible to five years at the beginning of the then current calendar year; and (2) five-year U.S. Treasury Note futures contracts and options thereon. U.S. Treasury Notes are entitled to the full faith and credit of the U.S. Government as to payment of interest and principal.

STOCK SEGMENT. With respect to assets committed to the Stock Segment, the Fund attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index. The S&P 500 Index is an index compiled by Standard & Poor's Corporation ('S&P') that emphasizes large-capitalization companies. The Stock Segment is not managed according to traditional methods of 'active' investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, utilizing a 'passive' or 'indexing' investment approach, the Fund attempts in the Stock Segment to duplicate the investment performance of the S&P 500 Index through statistical procedures that involve holding substantially all 500 stocks in approximately the same relative proportions as they are represented in the S&P 500 Index, except as described below.

The S&P 500 Index is composed of 500 common stocks that are chosen by S&P on a statistical basis. The composition of the S&P 500 Index is determined by S&P based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry group, and may be changed from time to time. Each stock in the S&P 500 Index is weighted by its market capitalization, which is the market price per share of the stock multiplied by the number of shares outstanding. While most of the stocks in the S&P 500 Index are issued by companies that are among the 500 largest companies in terms of market capitalization, some stocks are included for diversification and are not among the 500 largest market capitalization stocks. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment.

[TO BE UPDATED AS OF DECEMBER 1, 1995]
[As of December 1, 1994, the 500 stocks in the S&P 500 Index, most of which trade on the New York Stock Exchange (the 'NYSE'), represented approximately 62% of the market capitalization of all equity securities listed on exchanges in the United States. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 1, 1994, the five largest companies in the S&P 500 Index were: GE (2.5%), AT&T (2.3%), Exxon (2.3%), Coca Cola (2.0%) and Royal Dutch Petroleum (1.7%). The leading sectors in the S&P 500 Index as of December 1, 1994 were:
oil -- international (7.2%), telephone (5.1%), electric companies (4.0%), healthcare (3.7%) and electrical (3.5%). The largest composite sectors as of December 1, 1994 were: consumer non-durables (13.6%), utilities (13.1%), technology (11.1%), financial service (11.0%) and energy (10.3%).]


While there can be no guarantee that the Stock Segment's investment results will precisely match those of the S&P 500 Index, Mitchell Hutchins believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Stock Segment and the S&P 500 Index. The Fund attempts to achieve a correlation between the performance of the Stock Segment and that of its benchmark index of at least 0.95, before deduction of operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Stock Segment's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to correlate the performance of the Stock Segment with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated by S&P and the timing of purchases and redemptions. See 'Risk Factors and Special Considerations -- Index Investing and Open-End Investment Companies' below. Mitchell Hutchins monitors the correlation of the performance of the Stock Segment in relation to that of the S&P 500 Index under the supervision of the Board of Trustees. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation. S&P is neither a sponsor of nor affiliated with the Fund.

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                               Prospectus Page 11

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PAINEWEBBER   TACTICAL ALLOCATION FUND

INVESTMENT TECHNIQUES AND STRATEGIES

The Fund is authorized to engage in any one or more of the specialized investment techniques and strategies described below:

DERIVATIVE INSTRUMENTS. The Fund anticipates that the Note Segment and the Stock Segment will remain invested in five-year U.S. Treasury Notes or common stocks, respectively, to the degree mandated by the Allocation Model. The Fund may also invest its assets in stock index options, stock index futures contracts and options on stock index futures contracts (with respect to the Stock Segment) and five-year U.S. Treasury Note futures contracts and options thereon (with respect to the Note Segment) in order to invest temporarily uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or, in the case of stock index options, to minimize trading costs. When the Fund has cash from net new sales of Fund shares or holds a disproportionate amount of its assets in the Cash Segment, it may enter into stock index futures or options thereon or five-year U.S. Treasury Note futures contracts or options thereon to attempt to increase its exposure to the appropriate asset class prior to purchasing securities to the degree mandated by the Allocation Model. Strategies the Fund could use to accomplish this include entering into long futures contracts, writing put options and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use futures contracts or options to hedge against market risk until the sale can be completed. These strategies could include entering into short futures contracts, writing call options and purchasing put options. It is anticipated that the Fund will continue to close out positions in these instruments on at least a quarterly basis and reconstitute its portfolio with direct purchases or sales of securities in accordance with the then current recommendations of the Allocation Model. The Fund does not enter into futures contracts or options as part of a temporary defensive strategy, such as lowering the Stock Segment's investment in common stocks to protect against potential stock market declines, as this would be inconsistent with the Allocation Model. See 'Stock Index Options' and 'Futures Contracts and Options on Futures Contracts' below.

STOCK INDEX OPTIONS. The Fund may purchase and write put and call options on stock indexes listed on domestic securities exchanges (which indexes include securities held in the Fund's portfolio) as a means of pursuing the Stock Segment's exposure in equity markets without making direct purchases of equity securities.

A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indexes are generally similar to options on specific securities. Unlike those on securities, however, options on stock indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

When the Fund writes an option on a stock index, it establishes a segregated account with its custodian in which the Fund deposits cash or cash equivalents or a combination of both in an amount equal to the market value of the option and maintains the account while the option is open. If the Fund has written a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into stock index futures contracts, and options on those contracts, as a means of temporarily increasing or decreasing the Stock Segment's exposure to equity markets in anticipation of purchases or sales of common stocks. Similarly, the Fund may enter into five-year U.S. Treasury Note futures contracts, and options on those contracts, as a means of temporarily increasing or decreasing the Note Segment's exposure to five-year U.S. Treasury Notes in anticipation of purchase or sales of these notes. A futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index or security at the beginning and at the end of the contract period. An option on a futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time on or before the expiration date of the option.

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                               Prospectus Page 12

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PAINEWEBBER   TACTICAL ALLOCATION FUND

The Fund may assume both 'long' and 'short' positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity. In entering into futures contracts, the Fund is required to make initial 'margin' payments, which are payments in the nature of performance bonds or good faith deposits, and to make 'variation' margin payments from time to time as the values of the futures contracts fluctuate.

The Fund does not (1) enter into any futures contracts or options on futures contracts if, immediately after the transactions, the aggregate of margin deposits on all of the Fund's outstanding futures contracts and premiums paid on its outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund after taking into account unrealized profits and losses on any futures contracts or options on futures contracts or (2) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the Fund's outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund. Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions cash or short-term U.S. Treasury Bills having a value equal to the underlying commodity value of the contract.


REPURCHASE AGREEMENTS. In order to manage cash flows resulting from the continuous sale and redemption of the Fund's shares, the Fund may engage in repurchase agreement transactions collateralized by U.S. Treasury obligations. Although the amount of the Fund's assets that may be invested in repurchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other illiquid securities, may not exceed 10% of the Fund's net assets. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of the Fund is monitored on an ongoing basis by Mitchell Hutchins to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. Mitchell Hutchins also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices or yields deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund enters into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a 'when, as and if issued' basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ('Government Securities') or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.



RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund involves risks and special considerations, such as those described below:

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                               Prospectus Page 13

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PAINEWEBBER   TACTICAL ALLOCATION FUND

LIMITS OF ASSET ALLOCATION STRATEGY. Although it seeks total return, consisting of both capital appreciation and current income, in following its asset allocation strategy, the Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. In addition, qualification as a regulated investment company for federal income tax purposes may limit the Fund's ability to adhere rigidly to the recommendations of the Allocation Model. See 'Asset Allocation Strategy' above.

INVESTMENT IN COMMON STOCKS. Although the Allocation Model is designed to reduce the volatility inherent in a common stock portfolio, to the extent the Fund's assets are committed to the Stock Segement, the share price of the Fund can be expected to be volatile and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. Because of the risks associated with common stock investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

INDEX INVESTING AND OPEN-END INVESTMENT COMPANIES. While the Fund through the Stock Segment attempts to replicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the investment results of the Stock Segment generally are not identical to those of the designated index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Shareholder purchases and redemptions result in daily net cash inflows to or outflows from the Fund. To the extent that a cash reserve is held to meet expected redemptions or pending investment in portfolio securities, to the extent that portfolio securities must be sold to meet redemption requests (with resulting brokerage costs), and to the extent that purchases and sales of portfolio securities are made to conform the Stock Segment's holdings more closely to the relative weightings of stocks in the S&P 500 Index in response to cash inflows or outflows and associated brokerage costs are incurred, these daily inflows or outflows of cash may increase the deviation between the Stock Segment's investment results and the price and yield performance of the S&P 500 Index.

INVESTMENT IN FOREIGN SECURITIES. Since the S&P 500 Index includes common stocks of foreign issuers, to the extent that Fund assets are committed to the Stock Segment, the Fund is subject to considerations and potential risks not typically associated with investing in securities issued exclusively by domestic corporations. The values of foreign investments are affected by changes in currency exchange rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Investments in foreign companies could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations.

STOCK INDEX OPTIONS. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In entering into transactions involving futures contracts and options on those contracts, the Fund is subject to a number of risks and special considerations. The successful use of futures contracts and options on those contracts draws upon Mitchell Hutchins' special skills and experience with respect to those instruments. Should markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on those contracts and thus be in a less advantageous position than if those strategies had not been used. For a num-


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                               Prospectus Page 14


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PAINEWEBBER   TACTICAL ALLOCATION FUND

ber of reasons, the price of futures may not correlate perfectly with the movement in the underlying index or security owing to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the underlying index or security and the futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Owing to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the underlying index or security and movements in the price of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction.

Certain futures contracts and options on futures contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those instruments to an unlimited extent over a period of time.


The Fund's ability to dispose of its positions in futures contracts and options on those contracts depends on the availability of active markets in those instruments. Markets in options and futures with respect to a number of securities are relatively new and still developing. Mitchell Hutchins cannot now predict the amount of trading interest that may exist in the future in various types of futures contracts and options. Futures and options may be closed out only on the exchange on which the contract was entered (or a linked exchange) so that no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes described above. In addition, although the Fund anticipates that its options and futures transactions does not prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, the Fund's ability to engage in options and futures transactions may be limited by this tax consideration. See 'Dividends, Distributions and Taxes -- Taxes.' In writing options, the Fund is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the Fund must purchase or deliver upon exercise of the option.

REPURCHASE AGREEMENTS. In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchases of securities on a when-issued basis when the Fund is substantially fully invested may result in increased fluctuations in the Fund's net asset value per share.

PORTFOLIO TRANSACTIONS AND TURNOVER


The Board of Trustees of the Trust has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules and exemptions thereunder, transactions for the Fund may be executed through PaineWebber if, in the judgment of Mitchell Hutchins, the use of PaineWebber is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, PaineWebber charges the Fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions.



The Fund retains the right to sell securities in accordance with recommendations generated by the Allocation Model irrespective of how long they have been held. For the fiscal years ended August 31, 1995 and August 31, 1994, the Fund's portfolio turnover rates were 53.02% and 4.17%, respectively. An annual turnover rate of 100%


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                               Prospectus Page 15

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PAINEWEBBER   TACTICAL ALLOCATION FUND

would occur if all of the securities held by the Fund are replaced once during a period of one year. Higher portfolio turnover rates can result in corresponding increases in transaction costs, may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes and may cause shareholders of the Fund to recognize gains for federal income tax purposes. See 'Dividends, Distributions and Taxes -- Taxes.'

Assuming that the Allocation Model does not recommend a reallocation of assets among the Segments, securities are sold from the Stock Segment only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the S&P 500 Index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Stock Segment to its benchmark. Similarly, assets are purchased or sold for each Segment monthly, as described above, in order to accommodate cash flows and to rebalance assets among the Segments.



--------------------------------------------------------------------------------
                                   PURCHASES
--------------------------------------------------------------------------------





GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial sales charge but are subject to a 1% contingent deferred sales charge for redemptions made within one year and to higher ongoing expenses than Class A shares and do not convert into another Class. See 'Flexible Pricing System' and 'Conversion of Class B Shares.'



Shares of the Fund are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment is $1,000, and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in the Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see 'Valuation of Shares') after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.



When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.



PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A 'Business Day' is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ('NYSE') is open for business.



PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Fund through the Transfer Agent. Shares of the Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer Agent: PFPC Inc.,
Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.


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                               Prospectus Page 16

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND


INITIAL SALES CHARGE -- CLASS A SHARES.   The public offering price of Class A
shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the table below.



Mitchell Hutchins may at times agree to reallow higher discounts to PaineWebber, as exclusive dealer for the Fund's shares, than those shown in the table below. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an 'underwriter' under the 1933 Act.



                        INITIAL SALES CHARGE SCHEDULE --
                                 CLASS A SHARES



                         SALES CHARGE AS A PERCENTAGE     DISCOUNT TO
                                      OF                SELECTED DEALERS
                         -----------------------------  AS A PERCENTAGE
                         OFFERING  NET AMOUNT INVESTED    OF OFFERING
   AMOUNT OF PURCHASE     PRICE     (NET ASSET VALUE)        PRICE
------------------------ --------  -------------------  ----------------
Less than $50,000          4.50%           4.71%              4.25%
$50,000 to  $99,999        4.00            4.17               3.75
$100,000 to $249,999       3.50            3.63               3.25
$250,000 to $499,999       2.50            2.56               2.25
$500,000 to $999,999       1.75            1.78               1.50
$1,000,000 and over (1)    None            None               1.00


------------------------


(1) Mitchell    Hutchins    pays    compensation   to    PaineWebber    out   of
   its own resources.



SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares of the Fund are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See 'Exchanges.' In addition, Class A shares may be purchased without a sales charge by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins.



Class A shares also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided
(1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.



Certificate holders of unit investment trusts ('UITs') sponsored by PaineWebber may acquire Class A shares of the Fund without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.



CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $1 million or more may be made without a sales charge. Purchases of Class A shares of two or more PaineWebber mutual funds may be combined for the purpose, and the right of accumulation also applies to such purchases. See 'Reduced Sales Charge Plans -- Class A Shares' below. If a shareholder redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $1 million or more within one year after the date of purchase, a contingent deferred sales charge will be applied to the redemption. The Class A contingent deferred sales charge will be equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. Class A shares of the Fund held one year or longer, and Class A shares of the Fund acquired through reinvestment of dividends or capital gains distributions will not be subject to this contingent deferred sales charge. The contingent deferred sales charge for Class A shares of the Fund will be waived for redemptions in connection with the systematic withdrawal plan, subject to the limitations described below under 'Other Services and Information -- Systematic Withdrawal Plan.' This contingent deferred sales charge does not apply to redemptions of Class A shares purchased prior to November 10, 1995.


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                               Prospectus Page 17

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

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of another PaineWebber mutual fund without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply to the Class A shares acquired through an exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.



REDUCED SALES CHARGE PLANS -- CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of the Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits a Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.



An 'eligible group of related Fund investors' includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ('IRA'), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.



CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The public offering price of the Class B shares of the Fund is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.



Class B shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or capital gain distributions or (2) shares redeemed more than six years after their purchase. Otherwise, redemptions of Class B shares will be subject to a contingent deferred sales charge. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lower of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption by the applicable percentage shown in the table below:



                                       CONTINGENT DEFERRED
             REDEMPTION                    SALES CHARGE
               DURING                       APPLICABLE
------------------------------------   --------------------
1st Year Since Purchase.............            5%
2nd Year Since Purchase.............            4
3rd Year Since Purchase.............            3
4th Year Since Purchase.............            2
5th Year Since Purchase.............            2
6th Year Since Purchase.............            1
7th Year Since Purchase.............           None



In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.



SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for redemptions in connection with the Fund's systematic withdrawal plan; In addition, the contingent


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                               Prospectus Page 18

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
--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND


deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death. The contingent deferred sales charge will also be waived in connection with a lump-sum or other distribution in the case of an IRA, a self-employed individual retirement plan (so-called 'Keogh Plan') or a custodial account under
Section 403(b) of the Internal Revenue Code following attainment of age 591/2; any total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.



Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.


PURCHASES OF CLASS C SHARES. The public offering price of the Class C shares is the next determined net asset value. No initial or contingent deferred sales charge is imposed.



CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. If a shareholder redeems Class C shares within a year after the date of the purchase, a contingent deferred sales charge will be applied to the redemption. The contingent deferred sales charge on Class C shares will be equal to 1.00% of the lower of: (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. Class C shares of the Fund held one year or longer and Class C shares of the Fund acquired through reinvestment of dividends or capital gains distributions will not be subject to the contingent deferred sales charge. The contingent deferred sales charge for Class C shares of the Fund will be waived for redemptions in connection with the systematic withdrawal plan, subject to the limitations described below under 'Other Services and Information -- Systematic Withdrawal Plan.' This contingent deferred sales charge does not apply to redemptions of Class C shares purchased prior to November 10, 1995.


Class C shares of the Fund that are purchased without a sales charge may be exchanged for Class C shares of another PaineWebber mutual fund without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply to the Class C shares acquired through an exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.



--------------------------------------------------------------------------------
                                   EXCHANGES
--------------------------------------------------------------------------------



Shares of the Fund may be exchanged for shares of the corresponding Class of the PaineWebber mutual funds listed below, or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of Class B shares of PaineWebber mutual funds acquired through an exchange. Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.



Exchanges are permitted between the Fund and other PaineWebber mutual funds, including:



INCOME FUNDS



      PW Global Income Fund



      PW High Income Fund



      PW Investment Grade Income Fund


--------------------------------------------------------------------------------
                               Prospectus Page 19

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
--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND


      PW Low Duration U.S. Government
          Income Fund



      PW Strategic Income Fund



      PW U.S. Government Income Fund



TAX-FREE INCOME FUNDS



      PW California Tax-Free Income Fund



      PW Municipal High Income Fund



      PW National Tax-Free Income Fund



      PW New York Tax-Free Income Fund



GROWTH FUNDS



      PW Capital Appreciation Fund



      PW Emerging Markets Equity Fund



      PW Global Equity Fund



      PW Growth Fund



      PW Regional Financial Growth Fund



      PW Small Cap Value Fund



      PW Small Cap Growth Fund



GROWTH AND INCOME FUNDS



      PW Balanced Fund


      PW Growth and Income Fund



      PW Utility Income Fund



PAINEWEBBER MONEY MARKET FUND



PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificated form. Shareholders who are not PaineWebber clients or who hold their shares in certificated form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See 'Valuation of Shares.' Shares of the Fund purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.



OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.



--------------------------------------------------------------------------------
                                  REDEMPTIONS
--------------------------------------------------------------------------------



As described below, Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise: Class C shares, then Class A shares, and finally Class B shares.



REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.


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                               Prospectus Page 20
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--------------------------------------------------------------------------------

PAINEWEBBER   TACTICAL ALLOCATION FUND


PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.



REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of the receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'



ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.



Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.



Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A Fund shares within 365 days of the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.



--------------------------------------------------------------------------------
                          CONVERSION OF CLASS B SHARES
--------------------------------------------------------------------------------



A shareholder's Class B shares will automatically convert to Class A shares approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. See 'Valuation of Shares.' If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.


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                               Prospectus Page 21

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PAINEWEBBER   TACTICAL ALLOCATION FUND


--------------------------------------------------------------------------------
                         OTHER SERVICES AND INFORMATION
--------------------------------------------------------------------------------



Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.



AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Fund through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of 'dollar cost averaging.' When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.



SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own Class A or Class C shares with a value of $5,000 or more or non-certificated Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. No contingent deferred sales charge will be imposed on such withdrawals for Class B shares. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. A Class B shareholder may not withdraw an amount exceeding 12% annually of his or her 'Initial Account Balance,' a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $20,000 in the case of Class B shares and $5,000 in the case of Class A or Class C shares. No contingent deferred sales charge will be imposed on such withdrawals within the first year after purchase for Class A shares purchased pursuant to the sales charge waiver for purchases of $1 million or more or Class C shares, provided that the Class A or Class C shareholder does not withdraw an amount exceeding 12% in the first year after purchase of his or her Initial Account Balance. Shareholders who receive dividends or other distributions in cash may not participate in the systematic withdrawal plan. Purchases of additional Fund shares concurrently with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.



INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Fund may be purchased through IRAs available through the Fund. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Fund as well as in other investments available through PaineWebber. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.



TRANSFER OF ACCOUNTS. If a shareholder holding shares of the Fund in a PaineWebber brokerage account transfers his brokerage account to another firm, the Fund shares normally will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.


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                               Prospectus Page 22

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PAINEWEBBER   TACTICAL ALLOCATION FUND


--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are distributed annually. Unless a shareholder instructs the Fund that dividends and capital gains distributions on shares of any Class should be paid in cash and credited to the shareholder's Account, dividends and capital gains distributions are reinvested automatically at net asset value in additional shares of the same Class. The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of its shareholders, the Fund will declare and pay dividends of its net investment income and distributions of its net capital gains more frequently than stated above. The per share dividends and distributions on Class A shares are higher than those on Class B and Class C shares, as a result of the distribution fees borne by Class B and Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See 'Fee Table,' 'Purchase of Shares,' 'Distributor' and 'General Information.'





TAXES. The Fund has qualified for the fiscal year ended August 31, 1995 to be treated as a regulated investment company within the meaning of the Code and intends to qualify for this treatment for each year. To qualify as a regulated investment company for federal income tax purposes, the Fund limits its income and investments so that (1) less than 30% of its gross income is derived from the sale or disposition of stocks, other securities and certain financial instruments (including certain forward contracts) that were held for less than three months and (2) at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities) of a single issuer or of two or more issuers controlled by the Fund that are engaged in the same or similar trades or businesses or in related trades or businesses and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) Government Securities and (iii) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. The requirements for qualification may cause the Fund to restrict the degree to which it sells or otherwise disposes of stocks, other securities and certain financial instruments held for less than three months. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders.

Dividends paid by the Fund out of net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares and whether the distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the Fund generally do not qualify for the federal dividends received deduction for corporate shareholders.

Statements as to the tax status of each Fund shareholder's dividends and distributions are mailed annually. Shareholders also receive, as appropriate, various written notices after the close of the Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represent interest derived from Government Securities.

Shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific situations before investing in the Fund.
--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND


--------------------------------------------------------------------------------
                              VALUATION OF SHARES
--------------------------------------------------------------------------------


Each Class' net asset value per share is calculated by      , the Fund's
custodian, on each day, Monday through Friday, except that net asset value is not computed on a day in which no orders to purchase, sell, exchange or redeem Fund shares have been received, any day on which there is not sufficient trading in the Fund's portfolio securities that the Fund's net asset values per share might be materially affected by changes in the value of such portfolio securities or on days on which the NYSE is not open for trading. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday.


Net asset value per share of a Class is determined as of the close of regular trading on the NYSE, and is computed by dividing the value of the Fund's net assets attributable to that Class by the total number of shares outstanding of that Class. Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trustees.

A security that is primarily traded on a stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees has determined that amortized cost represents fair value. An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------



The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administrator, supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for its services, computed daily and payable monthly, at an annual rate of
 .50% of the Fund's average daily net assets on assets up to but not including $250 million and .45% thereafter.



The Fund incurs other expenses and, for the fiscal year ended August 31, 1995, the Fund's total expenses for its Class A and Class C shares, stated as a percentage of average net assets were 1.46% and 2.22%, respectively.



Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn a wholly owned subsidiary of Paine Webber Group Inc., a publicly owned financial

--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

services holding company. As of November 30, 1995, Mitchell Hutchins was adviser or sub-adviser of 38 investment companies with 70 separate portfolios and aggregate assets of over $29.6 billion.



As the Fund's investment adviser, Mitchell Hutchins manages the Fund's portfolio in accordance with the investment objective and stated policies of the Fund and makes investment decisions for the Fund. Mitchell Hutchins also provides the Fund with investment officers who are authorized by the Trustees to determine purchases and sales of securities on behalf of the Fund and employs a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund.



T. Kirkham Barneby is responsible for the asset allocation decisions for the Fund. Mr. Barneby is a Managing Director and Chief Investment
Officer -- Quantitative Investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was Senior Vice President responsible for quantitative management and asset allocation models. Before joining Mitchell Hutchins, Mr. Barneby served as Director of Pension Investment Strategy at the Continental Group in Stamford, Connecticut and has held positions in the Economics Department at both Citibank, N.A. and Merrill Lynch.



Although investment decisions for the Fund are made independently from those of the other accounts managed by Mitchell Hutchins, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by Mitchell Hutchins are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by Mitchell Hutchins to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.



Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.



DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of Fund shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A shares, Class B shares and Class C shares ('Class A Plan,' 'Class B Plan' and 'Class C Plan,' collectively, 'Plans'), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares. The Fund pays Mitchell Hutchins monthly distribution fees at the annual rate of 0.75% of the average daily net assets of the Class B shares and Class C shares.



Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.



Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the Fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.



Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares of the Fund. If PaineWebber makes such payments, it will retain the service and distribution fees on

--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND


Class C shares until it has been reimbursed for its sales commissions and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.



Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of Class A shares and the contingent deferred sales charge paid upon certain redemptions of Class B shares, and may use these proceeds for any of the distribution expenses described above. See 'Purchases'.



During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ('Distribution Contracts') obligate the Fund to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees, the Fund will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. The Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins' sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Fund's Plans, the board of trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plans and corresponding expenses for the other two Classes.



--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------



The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.



The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.



The Fund will include performance data for Class A, Class B and Class C shares in any advertisements or promotional materials including Fund performance data. Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.



--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------


ORGANIZATION OF THE TRUST. The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the 'Declaration'), under the laws of The Commonwealth of Massachusetts on March 28, 1991. The Fund commenced operations on July 22, 1992. The Declaration authorizes the Trust's Board of Trustees to create separate series, and within each series separate Classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established several such series, representing interests in the Fund described in this Prospectus and in several other series.


When issued, Fund shares will be fully paid and non-assessable. Shares are freely transferable and have no pre-emptive, subscription or conversion rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and/or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trustees.

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Generally, shares of the Trust will be voted on a Trust-wide basis on all matters except those affecting only the interests of one series, such as the Fund's management and investment advisory agreement. In turn, shares of the Fund will be voted on a Fund-wide basis on all matters except those affecting only the interests of one Class, such as the terms of the Plan as it relates to a Class.

The Trust intends to hold no annual meetings of shareholders for the purpose of electing Trustees unless, and until such time as, less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders of the Fund who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.




To avoid additional operating costs and for investor convenience, the Fund does not issue share certificates. Ownership of the Fund's shares is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.



CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.



CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Fund shares. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.


--------------------------------------------------------------------------------
                               Prospectus Page 27

                                                                Application Form



The PaineWebber                          [ ] [ ] - [ ] [ ] [ ] [ ] [ ] - [ ] [ ]
MUTUAL FUNDS                                   PAINEWEBBER ACCOUNT NO.


--------------------------------------------------------------------------------



INSTRUCTIONS           DO  NOT USE THIS FORM IF YOU WOULD  LIKE YOUR ACCOUNT SERVICED THROUGH PAINEWEBBER. INSTEAD, CALL
                       YOUR PAINEWEBBER INVESTMENT EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN ACCOUNT).

                       ALSO, DO  NOT  USE  THIS  FORM TO  OPEN  A  RETIREMENT  PLAN  Return this completed form to:
                       ACCOUNT.  FOR  RETIREMENT PLAN  FORMS  OR FOR  ASSISTANCE IN  PFPC Inc.
                       COMPLETING THIS FORM CONTACT PFPC INC. AT 1-800-647-1568.     P.O. Box 8950
                                                                                     Wilmington, Delaware 19899
                                                                                     ATTN: PaineWebber Mutual Funds
PLEASE PRINT
--------------------------------------------------------------------------------



          [1]             INITIAL INVESTMENT ($1,000 MINIMUM)
                          ---------------------------------------------------------
                          ENCLOSED IS A CHECK FOR:
                          $_____ (payable to PaineWebber Tactical Allocation Fund) to purchase Class A [ ] Class B [ ]
                          or Class D [ ] shares.
                          (Check one; if no Class is specified, Class A shares will be purchased)

                          A separate check is required for your investment in each Fund.
          [2]             ACCOUNT REGISTRATION
                          ---------------------------------------------------------



                          1. Individual________________  __________________________  ___________________
                                       First Name                Last Name    MI     Soc. Sec. No.
Not valid without
signature and             2. Joint Tenancy_____________  __________________________  ___________________
Soc. Sec.                                 First Name         Last Name        MI     Soc. Sec. No.
or Tax ID #               ('Joint Tenants with Rights of Survivorship' unless otherwise specified)
on accompanying
Form W-9                  3. Gifts to Minors_____________  __________________________  _________________
-As joint tenants, use                      Minor's Name                               Soc. Sec. No.
 Lines 1 and 2
-As custodian for a       Under the________________________________________________ Uniform Gifts/Uniform Transfers
minor, use Lines 1 and             State of Residence of Minor                      to Minors   / to Minors Act
3
-in the name of a         4. Other Registrations___________________________________  __________________
corporation, trust or                           Name                                 Tax Ident. No.
 other organization
or any fiduciary          5. If Trust, Date of Trust Instrument: ________________
capacity, use Line 4

          [3]             ADDRESS
                          ---------------------------------------------------------
                          _____________________________________________  U.S. Citizen [ ] Yes [ ] No*
                          Street
                          --------------------------------------------  ------------------------
                          City                State          Zip Code   *Country of Citizenship

          [4]             DISTRIBUTION OPTIONS See Prospectus
                          ----------------------------------------------------------
                          Please select one of the following

                          [ ]  Reinvest both dividends and capital gain distributions in additional shares

                          [ ]  Pay dividends to my address above; reinvest capital gain distributions

                          [ ]  Pay both dividends and capital gain distributions in cash to my address above

                          [ ]  Reinvest dividends and pay capital gain distributions in cash to my address above
                          NOTE: If a selection is not made, both dividends and capital gain distributions will be paid in additional Fund shares of the same Class.

          [5]             SPECIAL OPTIONS (For More Information -- Check Appropriate Box)
                          ---------------------------------------------------------------
                          [ ] Prototype IRA Application   [ ] Automatic Investment Plan   [ ] Systematic Withdrawal Plan
          [6]             RIGHTS OF ACCUMULATION -- CLASS A SHARES See Prospectus
                          ---------------------------------------------------------------

                          Indicate here any other account(s) in the group of funds that qualify for the cumulative quantity discount as outlined in the Prospectus.




                          ---------------------   -----------                  ----------------
                          Fund Name               Account No.                  Registered Owner

                          ---------------------   -----------                  ----------------
                           Fund Name               Account No.                  Registered Owner

                          ---------------------   -----------                  ----------------
                           Fund Name              Account No.                  Registered Owner

          [7]             PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER
                          ---------------------------------------------------------------

                          'Affiliated' persons are defined as officers, directors/trustees and employees of the
                          PaineWebber funds, PaineWebber or its affiliates, and their parents, spouses and children.

                          -------------------------------------
                          Nature of Relationship

          [8]             SIGNATURE(S) AND TAX CERTIFICATION
                          ---------------------------------------------------------------

                          I Warrant that I have full authority and am of legal age to purchase shares of the Fund(s)
                          specified and have received and read a current Prospectus of the Fund(s) and agree to its terms. The Fund(s) and their Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (STRIKE OUT CLAUSE (2) IF
                          INCORRECT).





                          ---------------------------------     -------------------------------       ---------------
                          Individual (or custodian)             Joint Registrant (if any)             Date

                          ---------------------------------     --------------------------------      ---------------
                          Corporate Officer, Partner, Trustee,  Title                                 Date
                          etc.





          [9]             INVESTMENT EXECUTIVE IDENTIFICATION (To Be Completed By Investment Executive Only)
                          ----------------------------------------------------------------------------------

                          --------------------------------            -------------------------
                          Broker No./Name                             Branch Wire Code

                                                                      (    )
                          --------------------------------            -------------------------
                          Branch Address                              Telephone

         [10]             CORRESPONDENT FIRM IDENTIFICATION (To Be Completed By Correspondent Firm Only)
                          ---------------------------------------------------------------

                          --------------------------------            -------------------------
                          Name                                        Address

                          --------------------------------
                          MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT EXECUTIVE OR CORRESPONDENT FIRM OR TO:
                          PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

-
---


Shares of the Fund can be exchanged for shares of the following PaineWebber Mutual Funds:



INCOME FUNDS


 PW Global Income Fund


 PW High Income Fund


 PW Investment Grade Income Fund


 PW Low Duration U.S. Government Income Fund


 PW Strategic Income Fund


 PW U.S. Government Income Fund



TAX-FREE INCOME FUNDS


 PW California Tax-Free Income Fund


 PW Municipal High Income Fund


 PW National Tax-Free Income Fund


 PW New York Tax-Free Income Fund



GROWTH FUNDS


 PW Capital Appreciation Fund


 PW Emerging Markets Equity Fund


 PW Global Equity Fund


 PW Growth Fund


 PW Regional Financial Growth Fund


 PW Small Cap Value Fund


 PW Small Cap Growth Fund



GROWTH AND INCOME FUNDS


 PW Balanced Fund


 PW Growth and Income Fund


 PW Utility Income Fund



PAINEWEBBER MONEY MARKET FUND



                                ----------------



A prospectus containing more complete information for any of the above funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.



'c'1996 PaineWebber Incorporated



[Logo]


       Printed on recycled paper


         PAINEWEBBER



TACTICAL ALLOCATION FUND



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



PROSPECTUS
January 1, 1996

                      PaineWebber Tactical Allocation Fund
                          1285 Avenue of the Americas
                            New York, New York 10019



                      STATEMENT OF ADDITIONAL INFORMATION



     PaineWebber Tactical Allocation Fund ('Fund') is a diversified series of Mitchell Hutchins/Kidder, Peabody Investment Trust ('Trust'), a professionally managed mutual fund. The Fund seeks total return, consisting of long-term capital appreciation and current income, by utilizing a systematic investment strategy that actively allocates the Fund's assets among common stocks, U.S. Treasury Notes and U.S. Treasury Bills. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated December 1, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or corresponding firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated December 1, 1995.



                      INVESTMENT POLICIES AND RESTRICTIONS


     The Prospectus discusses the investment objective of the Fund and the policies employed in achieving that objective. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

INVESTMENT TECHNIQUES AND STRATEGIES

     OPTIONS. To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options on securities. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options on securities. In addition, should the Trust determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of the Fund's shares in the state involved.

     FUTURES CONTRACTS. The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the 'CFTC'). U.S. futures contracts have been designed by exchanges that have been designated as 'contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without its necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, the Fund is required to deposit in a segregated account with its custodian an amount of cash, short-term U.S. Treasury Bills or Notes or other high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as 'initial margin' and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as 'variation margin,' to and from the broker, are made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as 'marking-to-market.' At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     Positions in futures contracts may be closed out only on the exchange on which they were undertaken (or through a linked exchange). No secondary market for futures contracts currently exists, and although the Fund intends to trade futures contracts only if an active market for them exists, no assurance can be given that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Prices for futures contracts may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In that case, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on stock index future contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions, and may enter into closing transactions with respect to those options to terminate existing positions. No assurance can be given that the closing transactions can be effected.


     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or securities issued and guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ('Government Securities'). The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the

Fund and is acting as a 'finder.' The Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When the Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INVESTMENT RESTRICTIONS

     Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies with respect to the Fund. Under the Investment Company Act of 1940, as amended (the '1940 Act'), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Investment restrictions numbered 11 through 17 may be changed by a vote of a majority of the Trust's Board of Trustees at any time.

     Under  the investment restrictions adopted by the Trust with respect to the
Fund:

          1. The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          2. The Fund will not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to these 10% limitations.

          3. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

          4. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at value and entering into repurchase agreements.

          5. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry.

          6. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

          7. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

          8. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

          9. The Fund will not purchase or sell commodities or commodity contracts (except futures contracts and related options and other similar contracts).

          10. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

          11. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

          12. The Fund will not purchase any security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies.

          13. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

          14. The Fund will not make investments for the purpose of exercising control of management.

          15. The Fund will not purchase any security, if as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          16. The Fund will not purchase or retain securities of any company if, to the knowledge of the Fund, any of the Trust's Trustees or officers or any officer or director of KPAM individually owns more than .5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

          17. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange.

     The Trust may make commitments regarding the Fund more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of the Fund's shares in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.


                             TRUSTEES AND OFFICERS



     The names of Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. An asterisk appears before the name of each Trustee who is an 'interested person' of the Trust, as defined in the 1940 Act.



     *Margo N. Alexander, 48, Trustee and President. President, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, an executive vice president of PaineWebber. Ms. Alexander is also a director or trustee of two investment companies and president of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     David J. Beaubien, 67, Trustee. Chairman of Yankee Environmental Systems, Inc., manufacturer of meteorological measuring instruments. Director of IEC, Inc., manufacturer of electronic assemblies, Belfort Instruments, Inc., manufacturer of environmental instruments, and Oriel Corp., manufacturer of optical instruments. Prior to January 1991, Senior Vice President of EG&G, Inc., a company that makes and provides a variety of scientific and technically oriented products and services. Mr. Beaubien is a director or trustee of 11 other investment companies for which Mitchell Hutchins or PaineWebber Incorporated ('PaineWebber') serves as investment adviser.



     William W. Hewitt, Jr., 67, Trustee. Trustee of The Guardian Group of Mutual Funds. Mr. Hewitt is a director or trustee of 11 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Thomas R. Jordan, 66, Trustee. Principal of The Dilenschneider Group, Inc., a corporate communications and public policy counseling firm. Prior to January 1992, Senior Vice President of Hill & Knowlton, a public relations and public affairs firm. Prior to April 1991, President of The Jordan Group, a management consulting and strategies development firm. Mr. Jordan is a director or trustee of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Carl W. Schafer, 59, Trustee. President of the Atlantic Foundation, a charitable foundation supporting mainly oceanographic exploration and research. Director of Roadway Express, Inc., a trucking firm, The Guardian Group of Mutual Funds, Evans Systems, Inc., a motor fuels convenience store and diversified company, Hidden Lake Gold Mines Ltd., a gold mining companies, Electronic Clearing House, Inc., a financial transactions processing company, Wainoco Oil Corporation and Nutraceutix, Inc., a biotechnology company. Prior to January 1993, chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute and director of Ecova Corporation, a toxic waste treatment firm. Mr. Schafer is a director or trustee of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     T. Kirkham Barneby, 49, Vice President. Managing director and Chief Investment Officer -- Quantitative Investments of Mitchell Hutchins. Prior to September 1994, a Senior Vice President at Vantage Global Management. Prior to June 1993, a Senior Vice President at Mitchell Hutchins. Mr.

Barneby is also a vice president of one other investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Teresa M. Boyle, 37, Vice President. First vice president and manager -- advisory administration of Mitchell Hutchins. Prior to November 1993, compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, a vice president and manager -- legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Scott H. Griff, 29, Vice President and Assistant Secretary. Vice president and attorney of Mitchell Hutchins. Prior to January 1995, an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff is also a vice president and assistant secretary of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     C. William Maher, 34, Vice President and Assistant Treasurer. Mr. Maher is a first vice president and a senior manager of the mutual fund division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Ann E. Moran, 38, Vice President and Assistant Treasurer. Vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Dianne E. O'Donnell, 43, Vice President and Secretary. Senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Victoria E. Schonfeld, 44, Vice President. Managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president and assistant secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Paul H. Schubert, 32, Vice President and Assistant Treasurer. First vice president and a senior manager of the mutual fund division of Mitchell Hutchins. From August 1992 to August 1994, vice president at BlackRock Financial Management, Inc. Prior to August 1992, an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Julian F. Sluyters, 35, Vice President and Treasurer. Senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     Gregory K. Todd, 38, Vice President and Assistant Secretary. First vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, a partner with the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.



     The addresses of the non-interested Trustees are as follows: Mr. Beaubien, Montague Industrial Park, 101 Industrial Road, Box 746, Turner Falls,
Massachusetts 01376; Mr. Hewitt, P.O. Box 2359, Princeton, New Jersey 08543-2359; Mr. Jordan, 200 Park Avenue, New York, New York 10166; and Mr.

Schafer, P.O. Box 1164, Princeton, New Jersey 08542. The address of Ms. Alexander and the officers listed above is 1285 Avenue of the Americas, New York, New York 10019.



     By virtue of the responsibilities assumed by Mitchell Hutchins under its management agreement with the Trust (the 'Management Agreement'), the Fund requires no executive employees other than officers of the Trust, none of whom devotes full time to the affairs of the Fund. Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding Class A shares, Class C shares and Class Y shares of beneficial interest as of December 1, 1995. The Trust pays each Trustee who is not an officer, director or employee of Mitchell Hutchins or any of its affiliates, an annual retainer of $1,000, and $375 for each Board of Trustees meeting attended, and reimburses the Trustee for out-of-pocket expenses associated with attendance at Board meetings. The Chairman of the Board's audit committee receives an annual fee of $250. No officer, director or employee of Mitchell Hutchins, or any of its affiliates, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The amount of compensation paid by the Fund to each Trustee for the fiscal year ended August 31, 1995, and the aggregate amount of compensation paid to each such Trustee for the year ended December 31, 1995 by all investment companies in the same fund complex for which such person is a Board member were as follows:



                                                                                                        (5)
                                                              (3)                                TOTAL COMPENSATION
                                        (2)                PENSION OR               (4)            FROM FUND AND
             (1)                     AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL     OTHER INVESTMENT
        NAME OF BOARD            COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON      COMPANIES IN THE
            MEMBER                     FUND             FUND'S EXPENSES         RETIREMENT         FUND COMPLEX*
------------------------------   -----------------    --------------------   -----------------   ------------------
David J. Beaubien                     $ 2,500                 None                 None               $
William W. Hewitt, Jr.                $ 2,500                 None                 None               $
Thomas R. Jordan                      $ 2,500                 None                 None               $
Margo N. Alexander                       None                 None                 None                   None
Carl W. Schafer                       $ 2,750                 None                 None               $



------------



* Represents total compensation paid to each Trustee during the calendar year ended December 31, 1995.



               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS



     The Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to the Fund are allocated among the Fund or the Trust's other series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment. company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.



     For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Trust paid (or accrued) management fees with respect to the Fund of $279,950; $505,878; and $419,426, respectively, to the Fund's investment adviser and administrator during those periods.



     Mitchell Hutchins has agreed that, if in any fiscal year of the Fund, the aggregate expenses of the Fund (including management fees, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Mitchell Hutchins will reimburse the Trust for the excess expense. This expense reimbursement obligation is limited to the amount of Mitchell Hutchins' fees under its respective agreement with the Trust in respect of the Fund. Any expense reimbursement will be estimated, reconciled and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Fund requires reimbursement of expenses in any year that the Fund's expenses subject to the limitation exceed 2 1/2% of the first $30 million of the average daily value of the Fund's net assets, 2% of the next $70 million of the average daily value of the Fund's net assets and 1 1/2% of the remaining average daily value of the Fund's net assets. For the fiscal year ended August 31, 1995, the Fund's expenses did not exceed such limitations.



     Under its agreement with the Trust in respect of the Fund, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust with respect to the Fund in connection with the matters to which the agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.



     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients.

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

DISTRIBUTION ARRANGEMENTS



     Mitchell Hutchins serves as the distributor of the Fund's shares on a best efforts basis. Under a Shareholder Servicing and Distribution Plans (the 'Plans') adopted by the Trust with respect to the Fund pursuant to Rule 12b-1 under the 1940 Act, the Trust pays Mitchell Hutchins monthly fees calculated at the aggregate annual rates of .25%, 1.00% and 1.00% of the value of the Fund's average daily net assets attributed to Class A shares, Class B shares and Class C shares, respectively. Under their terms, the Plans continues from year to year, so long as their continuance is approved annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans (the 'Independent Trustees'). The Plans may not be amended to increase materially the amount to be spent for the services provided by Mitchell Hutchins without Fund shareholder approval, and all material amendments of the Plans also must be approved by the Trustees in the manner described above. The Plans may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) represented by the Class on not more than 30 days' written notice to Mitchell Hutchins.



     Pursuant to the Plans, Mitchell Hutchins provides the Trustees with periodic reports of amounts expended under the Plans and the purpose for which the expenditures were made. The Trustees believe that the Fund's expenditures under the Plans benefit the Fund and its shareholders by providing better shareholder services and by facilitating the distribution of shares. With respect to Class A shares, for the fiscal year ended August 31, 1995, Mitchell Hutchins received $4,345 from the Fund. During such fiscal year, it is estimated that Mitchell Hutchins and PaineWebber spent $300 on advertising, $300 on printing and mailing of prospectuses to other than current shareholders, $2,068 on commission credits to branch offices for payments of shareholder servicing compensation to investment executives and $1,685 on overhead and other branch office distribution or shareholder servicing-related expenses. With respect to Class C shares, for the fiscal year ended August 31, 1995, Mitchell Hutchins received $512,944 from the Fund. During such fiscal year, it is estimated that Mitchell Hutchins and PaineWebber spent $122,300 on advertising, $122,300 was spent on printing and mailing of prospectuses to other than current shareholders, $155,646 was spent on commission credits to branch offices for payments of commissions and shareholder servicing compensation to investment executives and $112,730 was spent on overhead and other branch office distribution or shareholder servicing-related expenses. No Class B shares were outstanding during that period. The term 'overhead and other branch office distribution or shareholder servicing-related expenses' represents (1) the expenses of operating PaineWebber's branch offices in connection with the sale of Fund shares or servicing of shareholder accounts, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(2) the costs of client sales seminars, (3) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (4) other incidental expenses relating to branch promotion of Fund sales.



                             PORTFOLIO TRANSACTIONS



     Decisions to buy and sell securities for the Fund are made by Mitchell Hutchins, subject to review by the Trust's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which

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

commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed.



     Subject to policies established by the Board of Trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Fund paid $82,091; $56,965; and $58,975, respectively, in aggregate brokerage commissions.



     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to
Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended August 31, 1995, the Fund paid [NO] brokerage commissions to PaineWebber.



     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.



     Consistent with the interest of the Fund and subject to the review of the board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provided research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.



     Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Management Agreement.



     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.



     The Fund will not purchase securities in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Corporation's board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.



     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended August 31, 1995 and August 31, 1994, the portfolio turnover rate for the Fund was 53.02% and 4.17%, respectively. The higher turnover for the most recent fiscal year was due to reallocations during that period of the Fund's portfolio in accordance with the Fund's systematic asset allocation strategy.



           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES



     COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.



     An   'eligible  group  of  related  Fund  investors'  can  consist  of  any combination of the following:



          (a) an individual, that individual's spouse, parents and children;



          (b) an  individual  and  his  or  her  Individual  Retirement  Account
     ('IRA');



          (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);



          (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);



          (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;



          (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or



          (g) an employer (or a group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).



     RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.



     WAIVERS OF SALES CHARGES -- CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares of the Fund is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.



     ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

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

     If conditions exist which make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.



     SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately three business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under 'Dividends, Distributions and Taxes' in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ('Transfer Agent'). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.



     REINSTATEMENT PRIVILEGE -- CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed Class A shares of the Fund may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Dividends and Taxes' in the Prospectus.



     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

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

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA'r')



     Shares of the PaineWebber mutual funds (each a 'PW Fund' and, collectively, the 'PW Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.



     To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.



     The terms of the Plan or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.



  Periodic Investing and Dollar Cost Averaging.



     Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.



  PaineWebber's Resource Management Account.



     In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:



   monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

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

   comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;



   automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the five RMA money market funds -- RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;



   check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;



   Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;



   24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;



   expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and



   automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.



     The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.



                          CONVERSION OF CLASS B SHARES



     Class B shares of the Fund will automatically convert to Class A shares, based on the relative net asset values of each of the Classes, as of the close of business on the first Business Day (as defined below) of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



     The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in
'preferential  dividends'  under   the  Internal  Revenue   Code  and  (2)   the

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

continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of each Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.



                              VALUATION OF SHARES



     The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.



     Where market quotations, are readily available, debt securities are valued based upon those quotations, provided such quotations adequately reflect, in the Sub-Adviser's judgment, fair value of the security. Where such market quotations are not readily available, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of trustees determines that this does not represent fair value.



                            PERFORMANCE INFORMATION



     The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     TOTAL RETURN. Average annual total return quotes ('Standardized Return') used in the Fund's Performance Advertisements are calculated according to the following formula:



 P(1 + T)'pp'n =     ERV
where:    P    =     a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T    =     average annual total return of shares of that Class
          n    =     number of years
          ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund's maximum 4.5% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.



     The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.



     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.



     The following table shows performance information for the Class A and Class C shares of the Fund for the periods indicated. No Class B shares were outstanding during those periods. All returns for periods of more than one year are expressed as an average return.



                                                                                      CLASS A    CLASS C
                                                                                      -------    -------




Fiscal year ended August 31, 1995:
     Standardized Return*..........................................................    13.10%     16.57%
     Non-Standardized Return.......................................................    18.43%     17.57%
Five years ended August 31, 1995:
     Standardized Return*..........................................................     NA         NA
     Non-Standardized Return.......................................................     NA         NA
Inception** to August 31, 1995:
     Standardized Return*..........................................................     9.76%     11.00%
     Non-Standardized Return.......................................................    11.98%     11.00%



------------



 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. Class C shares impose a 1% contingent deferred sales charge only on redemptions made within a year of purchase; therefore, for periods longer than one year, Non-Standardized Return is identical to Standardized Return.



** The inception date for the Class A shares  is May 10, 1993 and July 22,  1992 for Class C shares.



     OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper') for growth funds; CDA Investment Technologies, Inc. ('CDA'); Wiesenberger Investment Companies Service ('Wiesenberger'); Investment Company Data Inc. ('ICD'); or Morningstar Mutual

Funds ('Morningstar'); or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the NASDAQ Composite Index, the Russell 2000 Index, the Russell 1000 Index, the Wilshire Small Cap Index, PSI Small Cap Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPPINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.



     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.



     The Fund may also compare its performance with the performance of bank certificates of deposits (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The debt securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.


                                     TAXES

     Set forth below is a summary of certain income tax considerations generally affecting the Fund and its shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific tax situations.

TAX STATUS OF THE FUND AND ITS SHAREHOLDERS

     The Fund will be treated as a separate entity for federal income tax purposes. The Fund's net investment income, capital gains and distributions will be determined separately from any other series that the Trust may designate.

     The Fund has qualified for the fiscal year ended August 31, 1995 to be treated as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code') and intends to continue to qualify for this treatment for each year. If the Fund (1) is a regulated investment company and
(2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains), the Fund will not be liable for federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.


     The Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) will require the Fund to 'mark to market' certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares is a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss is a short-term capital gain or loss if the shareholder has held the shares for one year or less.

     The Fund's net realized long-term capital gains are distributed as described in the Prospectus. The distributions ('capital gain dividends'), if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and are designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any Fund share, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     Investors considering buying Fund shares on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.


     Special rules contained in the Code apply when a Fund shareholder (1) disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires shares of a PaineWebber mutual fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the Fund shares is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days of redeeming shares at a loss, the loss is not deductible and instead increases the basis of the newly purchased shares.


     If a shareholder fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' then the shareholder may be subject to 31% 'backup withholding' tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


                               OTHER INFORMATION



     The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated March 28, 1991, as amended from time to time (the 'Declaration'). The Fund commenced operations on July 22, 1992. Prior to November 1, 1995, the name of the Fund was 'Mitchell Hutchins/Kidder, Peabody Asset Allocation Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Asset Allocation Fund.' Prior to November 10, 1995, the Fund's Class C shares were called 'Class B' shares. New Class B shares were not offered prior to January 1, 1996.



     Massachusetts law provides that shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration provides for indemnification from the Trust's property for all losses and expenses of any shareholder of the Trust held personally liable for the obligations of the Trust. Thus, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.



     CLASS-SPECIFIC EXPENSES. The Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares of the Funds bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.



INDEPENDENT AUDITORS



     Ernst & Young LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust. In that capacity, Ernst & Young LLP audits the Trust's financial statements annually. For the year ended August 31, 1994 and periods prior thereto, the Trust's independent auditors were Deloitte & Touche LLP, located at 2 World Financial Center, New York, New York 10281.



COUNSEL



     Willkie Farr & Gallagher, located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as counsel to the Trust.



                              FINANCIAL STATEMENTS



     The Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               ------------------



                               TABLE OF CONTENTS



                                                    Page
                                                    ----
Statement of Additional Information..............     1
Investment Policies and Restrictions.............     1
Trustees and Officers............................     5
Investment Advisory and Distribution
  Arrangements...................................     7
Portfolio Transactions...........................     9
Reduced Sales Charges, Additional
  Exchange and Redemption
  Information and Other Services.................    11
Conversion of Class B Shares.....................    15
Valuation of Shares..............................    16
Performance Information..........................    16
Taxes............................................    18
Other Information................................    20
Financial Statements.............................    21



'c'1996 PaineWebber Incorporated



[Logo]


      Printed on recycled paper



PAINEWEBBER


TACTICAL ALLOCATION FUND



                         -------------------------------------------------------



                                             Statement of Additional Information
                                                                 January 1, 1996



                         -------------------------------------------------------


                                                                     PAINEWEBBER

--------------------------------------------------------------------------------


                      PAINEWEBBER TACTICAL ALLOCATION FUND
                                 CLASS Y SHARES
             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                 THE DATE OF THIS PROSPECTUS IS JANUARY 1, 1996


--------------------------------------------------------------------------------


    Professional Management
    Portfolio Diversification
    Dividend and Capital Gain Reinvestment
    Low Minimum Investment
    Automatic Investment Plan
    Systematic Withdrawal Plan
    Exchange Privileges
    Suitable for Retirement Plans


The Fund is a series of Mitchell Hutchins/Kidder, Peabody Investment Trust ('Trust'). This Prospectus concisely sets forth information a prospective investor should know about the Fund before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated January 1, 1996 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's
correspondent  firms   or  by  calling  toll-free 1-800-647-1568.


The Class Y shares described in  this Prospectus are currently offered for  sale
primarily   to  participants   in  the   INSIGHT  Investment   Advisory  Program
('INSIGHT'), when purchased through that program. See 'Purchases.'


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
   EXCHANGE  COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH
     COMMISSION PASSED UPON  THE ACCURACY OR  ADEQUACY OF THIS  PROSPECTUS.
     ANY           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               Prospectus Page 1

--------------------------------------------------------------------------------
  PAINEWEBBER   TACTICAL ALLOCATION FUND

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                                                                      Page
                                                                                                                     -----
Prospectus Summary................................................................................................       3
Financial Highlights..............................................................................................       5
Investment Objective and Policies.................................................................................       6
Purchases.........................................................................................................      12
Redemptions.......................................................................................................      13
Dividends, Distributions and Taxes................................................................................      14
Valuation of Shares...............................................................................................      15
Management........................................................................................................      16
Performance Information...........................................................................................      16
General Information...............................................................................................      17


--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


     See the body of the Prospectus for more information on topics discussed in this summary.



WHO SHOULD INVEST. The Fund follows a systematic investment strategy that actively allocates the Fund's assets among common stocks, U.S. Treasury Notes and U.S. Treasury Bills and is designed for investors who are seeking total return, consisting of long-term capital appreciation and current income. The Fund's risk factors are summarized below and are described in more detail under 'Investment Objective and Policies -- Risk Factors and Special Considerations.' While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets, for instance, for retirement, college tuition or other major goals.


ASSET ALLOCATION STRATEGY. The Fund follows an asset allocation strategy involving investing among the following asset categories ('Segments'): (1) the common stocks primarily included in the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index') and derivative instruments relating thereto (the 'Stock Segment'), the performance of which, before deduction of operating expenses, is intended to replicate as closely as possible the aggregate price and yield performance of the S&P 500 Index; (2) 30-day U.S. Treasury Bills (the 'Cash Segment'); and (3) five-year U.S. Treasury Notes and derivative instruments relating thereto (the 'Note Segment'). Asset allocations are determined by Mitchell Hutchins based on relative rates of return among the Segments. See 'Investment Objective and Policies.' The Fund's asset allocation strategy is designed to afford investors the opportunity to seek total return during all economic and financial market cycles, with a degree of volatility lower than that of the equity market, utilizing a systematic, cost effective asset allocation strategy. The Fund allocates its assets among the Segments in accordance with the Kidder, Peabody Fully Flexible Stock/Bond/Cash Asset Allocation ModelSM (the 'Allocation Model'), an asset allocation model developed by the Quantitative Research Group of Kidder, Peabody & Co. Incorporated ('Kidder, Peabody'), the Fund's predecessor distributor. See 'Investment Objective and Policies -- Asset Allocation Strategy.'

RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities.


Although the Fund will seek long term total return consisting of both capital appreciation and current income, the Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. Because the benefits of the Allocation Model, on which the Fund's investment decisions are based, are expected to be realized only if the recommendations are followed over several market cycles, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short term market movements. The investment results of the Fund (and the Stock Segment) at any time may be greater or less than those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from the proportion of assets then allocated to the Stock Segment in accordance with the Allocation Model, purchases and redemptions of shares of the Fund that occur daily, as well as from brokerage and other expenses borne by the Fund. Thus, no assurance can be given that the Fund's investment objective will be achieved. The Fund may also be subject to certain risks in using investment techniques and strategies such as entering into futures contracts and options on futures contracts, entering into transactions involving options on stock indexes, purchasing securities on a when-issued or delayed delivery basis and entering into repurchase agreements. See 'Investment Objective and Policies -- Risk Factors and Special Considerations' at page 10 of this Prospectus.

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
PAINEWEBBER   TACTICAL ALLOCATION FUND


                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------





EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.



                        SHAREHOLDER TRANSACTION EXPENSES



Maximum sales charge on purchases of shares (as a percentage of public offering price).........................    None
Sales charge on reinvested dividends...........................................................................    None
Maximum contingent deferred sales charge (as a percentage of redemption proceeds)..............................    None
Maximum Annual Investment Advisory Fee Payable by Shareholders through INSIGHT (as a percentage of average
  daily value of shares held)..................................................................................    1.50%



                       ANNUAL FUND OPERATING EXPENSES(1)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Management fees..................................................................................................   0.50%
12b-1 fees.......................................................................................................   0.00
Other expenses...................................................................................................   0.73
                                                                                                                    ----
Total operating expenses.........................................................................................   1.23%
                                                                                                                    ----
                                                                                                                    ----



------------



(1) See 'Management' for additional information.



                       EXAMPLE OF EFFECT OF FUND EXPENSES



An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:



ONE YEAR      THREE YEARS      FIVE YEARS      TEN YEARS
--------      -----------      ----------      ---------

  $ 28            $85             $144           $ 306



This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ('SEC') applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Class Y shares of the Fund.



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to Class Y shares of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.


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PAINEWEBBER   TACTICAL ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below provides selected per share data and ratios for one Class Y share (prior to November 10, 1995, called 'Class C' shares) of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes, and the financial information for the fiscal year ended August 31, 1995 appearing in the table below, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in the Annual Report to Shareholders. The financial information for the year ended August 31, 1994 and the period prior thereto was audited by other auditors whose report thereon was unqualified. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge.



                                                                                                      CLASS Y#
                                                                                        -------------------------------------
                                                                                            FOR THE YEAR       FOR THE PERIOD
                                                                                               ENDED              MAY 10,
                                                                                             AUGUST 31,           1993`D'
                                                                                        --------------------   TO AUGUST 31,
                                                                                          1995**       1994         1993
                                                                                        ----------    ------   --------------

Net asset value, beginning of period...................................................   $13.79      $13.52       $12.90
                                                                                        ----------    ------       ------
Net investment income..................................................................     0.23        0.25         0.09
Net realized and unrealized gains from investment transactions.........................     2.09        0.33         0.60
                                                                                        ----------    ------       ------
Net increase from investment operations................................................     2.32        0.58         0.69
                                                                                        ----------    ------       ------
Dividends from net investment income...................................................    (0.26)      (0.27)       (0.07)
Distributions from net realized gains from investment transactions.....................    (0.97)      (0.04)      --
                                                                                        ----------    ------       ------
Total dividends and distributions to shareholders......................................    (1.23)      (0.31)       (0.07)
                                                                                        ----------    ------       ------
Net asset value, end of period.........................................................   $14.88      $13.79       $13.52
                                                                                        ----------    ------       ------
                                                                                        ----------    ------       ------
Total investment return(1).............................................................    18.79%       4.41%        5.30%
                                                                                        ----------    ------       ------
                                                                                        ----------    ------       ------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's)..................................................   $2,506      $3,880       $3,379
Ratios of expenses to average net assets...............................................     1.23%       0.88%        0.81%*
Ratios of net investment income to average net assets..................................     1.86%       1.90%        1.96%*
Portfolio turnover rate................................................................       53%          4%           0%


------------


#  Prior to November 10, 1995, called 'Class C' shares.


`D'  Commencement of offering of shares.

*  Annualized.

** Investment advisory functions for the Fund were transferred from Kidder Peabody Asset Management, Inc. to Mitchell Hutchins on February 13, 1995.


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. Total returns for periods of less than one year have not been annualized.



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                               Prospectus Page 5

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PAINEWEBBER   TACTICAL ALLOCATION FUND

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


OBJECTIVE

The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies.

There can be no assurance that the Fund will achieve its investment objective. The Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies and may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

ASSET ALLOCATION STRATEGY

The Fund is designed for investors seeking total return during all economic and financial market cycles, with a degree of volatility lower than that of the equity market, utilizing a systematic, cost-effective approach to allocating assets among market segments. At the same time, the Fund provides individual investors a means of dealing with the difficulties often associated with asset allocation investing with an index component.

In seeking total return, the Fund follows an asset allocation strategy contemplating shifts (sometimes frequent) among the following Segments: (i) the Stock Segment, consisting primarily of the common stocks included in the S&P 500 Index and derivative instruments relating thereto, the performance of which, before deduction of operating expenses, is intended to replicate as closely as possible that of the S&P 500 Index; (ii) the Cash Segment, consisting of 30-day U.S. Treasury Bills; and (iii) the Note Segment, consisting of five-year U.S. Treasury Notes and derivative instruments relating thereto.

The Fund allocates its assets among the Segments in accordance with the Allocation Model, an asset allocation model developed by Kidder, Peabody's Quantitative Research Group. The emphasis of the Allocation Model is to avoid or lower exposure to the market in down economic cycles and to perform close to the broad market in periods of strongly positive market performance. The asset allocation mix for the Fund will be determined by Mitchell Hutchins at any given time on the basis of the recommendations of the Allocation Model, except as described below, which are determined in light of a quantitative assessment of the expected performance of the Segments. The Fund is not managed as a balanced portfolio, however, and may not maintain a portion of its investments in each of the Segments at all times. Except for limited amounts always held in the Cash Segment as described below, the Fund does not commit its assets simultaneously to the Cash Segment and the Note Segment. Thus, during the course of a business cycle, for example, the Fund may invest in the Stock Segment and the Cash Segment, in the Stock Segment and the Note Segment, solely in the Stock Segment, solely in the Cash Segment or solely in the Note Segment.

The Fund's assets are reallocated among the Segments at such times as are mandated by the Allocation Model based on changes in projected rates of return. If no reallocation is mandated, on the first business day of each month, any material amounts in each Segment in excess of the amount mandated by the Allocation Model resulting from appreciation or receipt of dividends, distributions, interest payments and proceeds from securities maturing are reallocated (or 'rebalanced') to the extent practicable among the Segments so as to reestablish the recommended allocation among the Segments.

Cash inflows to the Fund during a month are invested in, and cash outflows from the Fund during a month are derived from dispositions of assets in, each Segment on a pro rata basis. In order to manage the Fund's portfolio most effectively, cash flows into and out of the Stock Segment are managed to the extent practicable through the use of stock index options, stock index futures contracts and options on stock index futures contracts, as described below. Similarly, cash flows into and out of the Note Seg-

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                               Prospectus Page 6

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PAINEWEBBER  TACTICAL ALLOCATION FUND

ment are managed to the extent practicable through the use of five-year U.S. Treasury Note futures contracts and options thereon. See 'Investment Strategies and Techniques -- Derivative Instruments' below.


The Fund deviates from the published recommendations of the Allocation Model only to the extent necessary (1) to maintain a limited amount of assets (not expected to exceed 2% of its total assets) in the Cash Segment in order to have highly liquid short-term securities available to pay Fund operating expenses and dividends and distributions on its shares and to meet anticipated redemptions of its shares and (2) to qualify as a regulated investment company for Federal income tax purposes. With regard to the latter, investors should be aware that in order to so qualify, the Fund must, among other things, derive less than 30% of its gross income from the sale or disposition of stocks, other securities and certain financial instruments held for less than three months. Thus, this requirement may preclude the Fund from reallocating its assets when otherwise mandated by the Allocation Model. In such event, the Fund would reallocate its assets in accordance with the then current recommendations of the Allocation Model as soon as the reallocation could be accomplished without jeopardizing the Fund's qualification as a regulated investment company.


TYPES OF PORTFOLIO INVESTMENTS

CASH SEGMENT. Assets committed to the Cash Segment are invested to the extent practicable in U.S. Treasury Bills having remaining maturities of 30 days or, if no such instruments are then available for purchase at favorable prices, these assets will be invested in U.S. Treasury Bills having remaining maturities as close as possible to 30 days. U.S. Treasury Bills are entitled to the full faith and credit of the U.S. Government as to payment of interest and principal.

NOTE SEGMENT. Assets committed to the Note Segment are invested to the extent practicable in (1) U.S. Treasury Notes having five years remaining to maturity at the beginning of the then current calendar year or, if no such instruments are then available for purchase at favorable prices, these assets will be invested in U.S. Treasury Notes having remaining maturities as close as possible to five years at the beginning of the then current calendar year; and (2) five-year U.S. Treasury Note futures contracts and options thereon. U.S. Treasury Notes are entitled to the full faith and credit of the U.S. Government as to payment of interest and principal.

STOCK SEGMENT. With respect to assets committed to the Stock Segment, the Fund attempts to duplicate, before deduction of operating expenses, the investment results of the S&P 500 Index. The S&P 500 Index is an index compiled by Standard & Poor's Corporation ('S&P') that emphasizes large-capitalization companies. The Stock Segment is not managed according to traditional methods of 'active' investment management, which involve the buying and selling of securities based on economic, financial and market analysis and investment judgment. Instead, utilizing a 'passive' or 'indexing' investment approach, the Fund attempts in the Stock Segment to duplicate the investment performance of the S&P 500 Index through statistical procedures that involve holding substantially all 500 stocks in approximately the same relative proportions as they are represented in the S&P 500 Index, except as described below.

The S&P 500 Index is composed of 500 common stocks that are chosen by S&P on a statistical basis. The composition of the S&P 500 Index is determined by S&P based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry group, and may be changed from time to time. Each stock in the S&P 500 Index is weighted by its market capitalization, which is the market price per share of the stock multiplied by the number of shares outstanding. While most of the stocks in the S&P 500 Index are issued by companies that are among the 500 largest companies in terms of market capitalization, some stocks are included for diversification and are not among the 500 largest market capitalization stocks. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment.

[TO BE UPDATED AS OF DECEMBER 1, 1995]

[As of December 1, 1994, the 500 stocks in the S&P 500 Index, most of which trade on the New York Stock Exchange (the 'NYSE'), represented approximately 62% of the market capitalization of all equity securities listed on exchanges in the United States. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 1, 1994, the five largest companies

--------------------------------------------------------------------------------
                               Prospectus Page 7

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PAINEWEBBER  TACTICAL ALLOCATION FUND

in the S&P 500 Index were: GE (2.5%), AT&T (2.3%), Exxon (2.3%), Coca Cola (2.0%) and Royal Dutch Petroleum (1.7%). The leading sectors in the S&P 500 Index as of December 1, 1994 were: oil -- international (7.2%), telephone (5.1%), electric companies (4.0%), healthcare (3.7%) and electrical (3.5%). The largest composite sectors as of December 1, 1994 were: consumer non-durables (13.6%), utilities (13.1%), technology (11.1%), financial service (11.0%) and energy (10.3%).]

While there can be no guarantee that the Stock Segment's investment results will precisely match those of the S&P 500 Index, Mitchell Hutchins believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Stock Segment and the S&P 500 Index. The Fund attempts to achieve a correlation between the performance of the Stock Segment and that of its benchmark index of at least 0.95, before deduction of operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Stock Segment's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to correlate the performance of the Stock Segment with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated by S&P and the timing of purchases and redemptions. See 'Risk Factors and Special Considerations -- Index Investing and Open-End Investment Companies' below. Mitchell Hutchins monitors the correlation of the performance of the Stock Segment in relation to that of the S&P 500 Index under the supervision of the Board of Trustees. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation. S&P is neither a sponsor of nor affiliated with the Fund.

INVESTMENT TECHNIQUES AND STRATEGIES

The Fund is authorized to engage in any one or more of the specialized investment techniques and strategies described below:

DERIVATIVE INSTRUMENTS. The Fund anticipates that the Note Segment and the Stock Segment will remain invested in five-year U.S. Treasury Notes or common stocks, respectively, to the degree mandated by the Allocation Model. The Fund may also invest its assets in stock index options, stock index futures contracts and options on stock index futures contracts (with respect to the Stock Segment) and five-year U.S. Treasury Note futures contracts and options thereon (with respect to the Note Segment) in order to invest temporarily uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or, in the case of stock index options, to minimize trading costs. When the Fund has cash from net new sales of Fund shares or holds a disproportionate amount of its assets in the Cash Segment, it may enter into stock index futures or options thereon or five-year U.S. Treasury Note futures contracts or options thereon to attempt to increase its exposure to the appropriate asset class prior to purchasing securities to the degree mandated by the Allocation Model. Strategies the Fund could use to accomplish this include entering into long futures contracts, writing put options and purchasing call options. When the Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use futures contracts or options to hedge against market risk until the sale can be completed. These strategies could include entering into short futures contracts, writing call options and purchasing put options. It is anticipated that the Fund will continue to close out positions in these instruments on at least a quarterly basis and reconstitute its portfolio with direct purchases or sales of securities in accordance with the then current recommendations of the Allocation Model. The Fund does not enter into futures contracts or options as part of a temporary defensive strategy, such as lowering the Stock Segment's investment in common stocks to protect against potential stock market declines, as this would be inconsistent with the Allocation Model. See 'Stock Index Options' and 'Futures Contracts and Options on Futures Contracts' below.

STOCK INDEX OPTIONS. The Fund may purchase and write put and call options on stock indexes listed on domestic securities exchanges (which indexes include securities held in the Fund's portfolio) as a means of pursuing the Stock Segment's exposure in equity markets without making direct purchases of equity securities.

A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.
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PAINEWEBBER   TACTICAL ALLOCATION FUND


Options on stock indexes are generally similar to options on specific securities. Unlike those on securities, however, options on stock indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

When the Fund writes an option on a stock index, it establishes a segregated account with its custodian in which the Fund deposits cash or cash equivalents or a combination of both in an amount equal to the market value of the option and maintains the account while the option is open. If the Fund has written a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into stock index futures contracts, and options on those contracts, as a means of temporarily increasing or decreasing the Stock Segment's exposure to equity markets in anticipation of purchases or sales of common stocks. Similarly, the Fund may enter into five-year U.S. Treasury Note futures contracts, and options on those contracts, as a means of temporarily increasing or decreasing the Note Segment's exposure to five-year U.S. Treasury Notes in anticipation of purchase or sales of these notes. A futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index or security at the beginning and at the end of the contract period. An option on a futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time on or before the expiration date of the option.

The Fund may assume both 'long' and 'short' positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity. In entering into futures contracts, the Fund is required to make initial 'margin' payments, which are payments in the nature of performance bonds or good faith deposits, and to make 'variation' margin payments from time to time as the values of the futures contracts fluctuate.

The Fund does not (1) enter into any futures contracts or options on futures contracts if, immediately after the transactions, the aggregate of margin deposits on all of the Fund's outstanding futures contracts and premiums paid on its outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund after taking into account unrealized profits and losses on any futures contracts or options on futures contracts or (2) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the Fund's outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund. Each short position in a futures or options contract entered into by the Fund is secured by the Fund's ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions cash or short-term U.S. Treasury Bills having a value equal to the underlying commodity value of the contract.

REPURCHASE AGREEMENTS. In order to manage cash flows resulting from the continuous sale and redemption of the Fund's shares, the Fund may engage in repurchase agreement transactions collateralized by U.S. Treasury obligations. Although the amount of the Fund's assets that may be invested in repurchase agreements terminable in less than seven days is not limited, repurchase agreements maturing in more than seven days, together with other illiquid securities, may not exceed 10% of the Fund's net assets. The Fund may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate
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PAINEWEBBER   TACTICAL ALLOCATION FUND


of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of the Fund is monitored on an ongoing basis by Mitchell Hutchins to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. Mitchell Hutchins also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices or yields deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. The Fund enters into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a 'when, as and if issued' basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will establish with its custodian, or with a designated sub-custodian, a segregated account consisting of cash, securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ('Government Securities') or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued or delayed-delivery purchase commitments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in the Fund involves risks and special considerations, such as those described below:

LIMITS OF ASSET ALLOCATION STRATEGY. Although it seeks total return, consisting of both capital appreciation and current income, in following its asset allocation strategy, the Fund may not achieve as high a level of either capital appreciation or current income as a fund that has only one of those objectives as its primary objective. In addition, qualification as a regulated investment company for federal income tax purposes may limit the Fund's ability to adhere rigidly to the recommendations of the Allocation Model. See 'Asset Allocation Strategy' above.
INVESTMENT IN COMMON STOCKS. Although the Allocation Model is designed to reduce the volatility inherent in a common stock portfolio, to the extent the Fund's assets are committed to the Stock Segement, the share price of the Fund can be expected to be volatile and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. Because of the risks associated with common stock investments, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.

INDEX INVESTING AND OPEN-END INVESTMENT COMPANIES. While the Fund through the Stock Segment attempts to replicate, before deduction of operating expenses, the investment results of the S&P 500 Index, the investment results of the Stock Segment generally are not identical to those of the designated index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Shareholder purchases and redemptions result in daily net cash inflows to or outflows from the Fund. To the extent that a cash reserve is held to meet expected redemptions or pending investment in portfolio securities, to the extent that portfolio securities must be sold to meet redemption requests (with resulting brokerage costs), and to the extent that purchases and sales of portfolio securities are made to conform the Stock Segment's holdings more closely to the relative weightings of stocks in the S&P 500 Index in response to cash inflows or outflows and associated brokerage costs are incurred, these daily inflows or outflows of cash may increase the deviation between the Stock Segment's investment results and the price and yield performance of the S&P 500 Index.

INVESTMENT IN FOREIGN SECURITIES. Since the S&P 500 Index includes common stocks of foreign issuers, to the extent that Fund assets are committed to the Stock Segment, the Fund is subject to considerations and potential risks not typically associated with investing in securities issued exclusively by domestic corporations. The values of foreign investments are affected by changes in currency exchange rates or exchange control regulations, restrictions or prohibitions on the repa-
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PAINEWEBBER   TACTICAL ALLOCATION FUND


triation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Investments in foreign companies could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations.

STOCK INDEX OPTIONS. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In entering into transactions involving futures contracts and options on those contracts, the Fund is subject to a number of risks and special considerations. The successful use of futures contracts and options on those contracts draws upon Mitchell Hutchins' special skills and experience with respect to those instruments. Should markets move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on those contracts and thus be in a less advantageous position than if those strategies had not been used. For a number of reasons, the price of futures may not correlate perfectly with the movement in the underlying index or security owing to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the underlying index or security and the futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Owing to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the underlying index or security and movements in the price of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction.

Certain futures contracts and options on futures contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those instruments to an unlimited extent over a period of time.

The Fund's ability to dispose of its positions in futures contracts and options on those contracts depends on the availability of active markets in those instruments. Markets in options and futures with respect to a number of securities are relatively new and still developing. Mitchell Hutchins cannot now predict the amount of trading interest that may exist in the future in various types of futures contracts and options. Futures and options may be closed out only on the exchange on which the contract was entered (or a linked exchange) so that no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes described above. In addition, although the Fund anticipates that its options and futures transactions does not prevent the Fund from qualifying as a regulated investment company for federal income tax purposes, the Fund's ability to engage in options and futures transactions may be limited by this tax consideration. See 'Dividends, Distributions and Taxes -- Taxes.' In writing options, the Fund is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the Fund must purchase or deliver upon exercise of the option.

REPURCHASE AGREEMENTS. In entering into a repurchase agreement, the Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its
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                               Prospectus Page 11

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PAINEWEBBER   TACTICAL ALLOCATION FUND

rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchases of securities on a when-issued basis when the Fund is substantially fully invested may result in increased fluctuations in the Fund's net asset value per share.

PORTFOLIO TRANSACTIONS AND TURNOVER

The Board of Trustees of the Trust has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules and exemptions thereunder, transactions for the Fund may be executed through PaineWebber if, in the judgment of Mitchell Hutchins, the use of PaineWebber is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, PaineWebber charges the Fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Fund retains the right to sell securities in accordance with recommendations generated by the Allocation Model irrespective of how long they have been held. For the fiscal years ended August 31, 1995 and August 31, 1994, the Fund's portfolio turnover rates were 53.02% and 4.17%, respectively. An annual turnover rate of 100% would occur if all of the securities held by the Fund are replaced once during a period of one year. Higher portfolio turnover rates can result in corresponding increases in transaction costs, may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes and may cause shareholders of the Fund to recognize gains for federal income tax purposes. See 'Dividends, Distributions and Taxes -- Taxes.'

Assuming that the Allocation Model does not recommend a reallocation of assets among the Segments, securities are sold from the Stock Segment only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the S&P 500 Index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Stock Segment to its benchmark. Similarly, assets are purchased or sold for each Segment monthly, as described above, in order to accommodate cash flows and to rebalance assets among the Segments.

--------------------------------------------------------------------------------
                                   PURCHASES
--------------------------------------------------------------------------------





Class Y shares (prior to November 10, 1995, called 'Class C' shares) are sold to eligible investors at the net asset value next determined (see 'Valuation of Shares') after the purchase order is received at PaineWebber's New York City offices. No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of the Class Y shares for a period of time.



INSIGHT. An investor who purchases $50,000 or more of shares of the PaineWebber mutual funds that are in the Flexible Pricing System may participate in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, professional investment advice regarding investment among the funds by portfo-lio specialists, monitoring of investment performance and comprehensive quarterly reports that

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                               Prospectus Page 12

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PAINEWEBBER   TACTICAL ALLOCATION FUND

cover market trends, portfolio summaries and personalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administration fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber accounts (by the automatic redemption of money market fund shares) or another of their PaineWebber accounts or billed separately.



ACQUISITION OF CLASS Y SHARES BY OTHERS. Present holders of Class Y shares who are not current INSIGHT participants may acquire Class A shares of the Fund without a sales charge. This category includes former employees of Kidder, Peabody & Co. Incorporated ('Kidder, Peabody'), their associated accounts, present and former directors and trustees of the former Kidder, Peabody mutual funds. The Fund is authorized to offer Class Y shares to employee benefit and retirement plans of Paine Webber Group, Inc., and its affiliates and certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants are the only purchasers in these two categories.


--------------------------------------------------------------------------------
                                  REDEMPTIONS
--------------------------------------------------------------------------------


As described below, Class Y shares may be redeemed at their net asset value and redemption proceeds will be paid after receipt of a redemption request as described below.


REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in 'good order' and redemption proceeds will be paid within seven days of the receipt of the request. 'Good order' means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly

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                               Prospectus Page 13

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PAPINEWEBBER   TACTICAL ALLOCATION FUND


endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in 'good order.'


ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.


Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.



--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are distributed annually. Unless a shareholder instructs the Fund that dividends and capital gains distributions on shares should be paid in cash and credited to the shareholder's Account, dividends and capital gains distributions are reinvested automatically at net asset value in additional shares. The Fund is subject to a 4% nondeductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of its shareholders, the Fund will declare and pay dividends of its net investment income and distributions of its net capital gains more frequently than stated above.

TAXES. The Fund has qualified for the fiscal year ended August 31, 1995 to be treated as a regulated investment company within the meaning of the Code and intends to qualify for this treatment for each year. To qualify as a regulated investment company for federal income tax purposes, the Fund limits its income and investments so that (1) less than 30% of its gross income is derived from the sale or disposition of stocks, other securities and certain financial instruments (including certain forward contracts) that were held for less than three months and (2) at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than Government Securities) of a single issuer or of two or more issuers controlled by the Fund that are engaged in the same or similar trades or businesses or in related trades or businesses and (b) at least 50% of the market value of the Fund's total assets is represented by (i) cash and cash items, (ii) Government Securities and (iii) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer. The requirements for qualification may cause the Fund to restrict the degree to which it sells or otherwise disposes of stocks, other securities and certain financial instruments held for less than three months. If the Fund qualifies as a regulated investment company and meets certain distribution requirements, the Fund will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders.

Dividends paid by the Fund out of net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional Fund shares. Distributions of net realized long-term capital gains are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares and whether the distributions are

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                               Prospectus Page 14

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PAINEWEBBER   TACTICAL ALLOCATION FUND


received in cash or reinvested in additional shares. Dividends and distributions paid by the Fund generally do not qualify for the federal dividends received deduction for corporate shareholders.
Statements as to the tax status of each Fund shareholder's dividends and distributions are mailed annually. Shareholders also receive, as appropriate, various written notices after the close of the Fund's taxable year regarding the tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year, including the amount of dividends that represent interest derived from Government Securities.

Shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific situations before investing in the Fund.

--------------------------------------------------------------------------------
                              VALUATION OF SHARES
--------------------------------------------------------------------------------


Net asset value per share is calculated by the Fund's custodian, on each day, Monday through Friday, except that net asset value is not computed on a day in which no orders to purchase, sell, exchange or redeem Fund shares have been received, any day on which there is not sufficient trading in the Fund's portfolio securities that the Fund's net asset values per share might be materially affected by changes in the value of such portfolio securities or on days on which the NYSE is not open for trading. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday.



Net asset value per share is determined as of the close of regular trading on the NYSE, and is computed by dividing the value of the Fund's net assets attributable to that Class by the total number of shares outstanding of that Class. Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined by or under the direction of the Trustees.


A security that is primarily traded on a stock exchange is valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board of Trustees has determined that amortized cost represents fair value. An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.
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                               Prospectus Page 15

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PAINEWEBBER   TACTICAL ALLOCATION FUND


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administrator, supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for its services, computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets on assets up to but not including $250 million and .45% thereafter.


The Fund incurs other expenses and, for the fiscal year ended August 31, 1995, the Fund's total expenses for its Class Y shares, stated as a percentage of average net assets was 1.23%.



Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn a wholly owned subsidiary of Paine Webber Group Inc., a publicly owned financial services holding company. As of Novemer 30, 1995, Mitchell Hutchins was adviser or sub-adviser of 38 investment companies with 70 separate portfolios and aggregate assets of over $29.6 billion.


As the Fund's investment adviser, Mitchell Hutchins manages the Fund's portfolio in accordance with the investment objective and stated policies of the Fund and makes investment decisions for the Fund. Mitchell Hutchins also provides the Fund with investment officers who are authorized by the Trustees to determine purchases and sales of securities on behalf of the Fund and employs a professional staff of portfolio managers who draw upon a variety of sources for research information for the Fund.

T. Kirkham Barneby is responsible for the asset allocation decisions for the Fund. Mr. Barneby is a Managing Director and Chief Investment
Officer -- Quantitative Investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was Senior Vice President responsible for quantitative management and asset allocation models. Before joining Mitchell Hutchins, Mr. Barneby served as Director of Pension Investment Strategy at the Continental Group in Stamford, Connecticut and has held positions in the Economics Department at both Citibank, N.A. and Merrill Lynch.

Although investment decisions for the Fund are made independently from those of the other accounts managed by Mitchell Hutchins, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by Mitchell Hutchins are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales are allocated in a manner believed by Mitchell Hutchins to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.


DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of the Fund's Class Y shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares.


--------------------------------------------------------------------------------
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in
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                               Prospectus Page 16
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PAINEWEBBER   TACTICAL ALLOCATION FUND



value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the shares have been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.



The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.



Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION OF THE TRUST. The Trust was formed as a business trust pursuant to a Declaration of Trust, as amended from time to time (the 'Declaration'), under the laws of The Commonwealth of Massachusetts on March 28, 1991. The Fund commenced operations on July 22, 1992. The Declaration authorizes the Trust's Board of Trustees to create separate series, and within each series separate Classes, of an unlimited number of shares of beneficial interest, par value $.001 per share. As of the date of this Prospectus, the Trustees have established several such series, representing interests in the Fund described in this Prospectus and in several other series.

When issued, Fund shares will be fully paid and non-assessable. Shares are freely transferable and have no pre-emptive, subscription or conversion rights. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the effect of the respective sales charges, if any, for each Class; (3) the distribution and/or service fees, if any, borne by each Class; (4) the expenses allocable exclusively to each Class; (5) voting rights on matters exclusively affecting a single Class; and (6) the exchange privilege of each Class. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Trustees.

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Generally, shares of the Trust will be voted on a Trust-wide basis on all matters except those affecting only the interests of one series, such as the Fund's management and investment advisory agreement. In turn, shares of the Fund will be voted on a Fund-wide basis on all matters except those affecting only the interests of one Class, such as the terms of the Plan as it relates to a Class.

The Trust intends to hold no annual meetings of shareholders for the purpose of electing Trustees unless, and until such time as, less than a majority of the Trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders of the Fund who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

To avoid additional operating costs and for investor convenience, the Fund does not issue share certificates. Ownership of the Fund's shares is


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                               Prospectus Page 17

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PAINEWEBBER   TACTICAL ALLOCATION FUND


recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Fund's assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Fund shares. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

--------------------------------------------------------------------------------
                               Prospectus Page 18

-
---


'c'1996 PaineWebber Incorporated


[Logo]
       Printed on recycled paper

   PAINEWEBBER
   TACTICAL ALLOCATION FUND
   CLASS Y SHARES



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
January 1, 1996

                      PaineWebber Tactical Allocation Fund
                                 Class Y Shares
                          1285 Avenue of the Americas
                            New York, New York 10019


                      STATEMENT OF ADDITIONAL INFORMATION

     PaineWebber Tactical Allocation Fund ('Fund') is a diversified series of Mitchell Hutchins/Kidder, Peabody Investment Trust ('Trust'), a professionally managed mutual fund. The Fund seeks total return, consisting of long-term capital appreciation and current income, by utilizing a systematic investment strategy that actively allocates the Fund's assets among common stocks, U.S. Treasury Notes and U.S. Treasury Bills. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber'). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated December 1, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or corresponding firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated December 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The Prospectus discusses the investment objective of the Fund and the policies employed in achieving that objective. Supplemental information is set out below concerning certain of the securities and other instruments in which the Fund may invest, the investment techniques and strategies that the Fund may utilize and certain risks involved with those investments, techniques and strategies.

INVESTMENT TECHNIQUES AND STRATEGIES

     OPTIONS. To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options on securities. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options on securities. In addition, should the Trust determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of the Fund's shares in the state involved.

     FUTURES CONTRACTS. The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the 'CFTC'). U.S. futures contracts have been designed by exchanges that have been designated as 'contract markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without its necessarily buying or selling the securities. Because the value of the Fund's investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by the Fund upon trading a futures contract. Upon trading a futures contract, the Fund is required to deposit in a segregated account with its custodian an amount of cash, short-term U.S. Treasury Bills or Notes or other high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as 'initial margin' and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as 'variation margin,' to and from the broker, are made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as 'marking-to-market.' At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     Positions in futures contracts may be closed out only on the exchange on which they were undertaken (or through a linked exchange). No secondary market for futures contracts currently exists, and although the Fund intends to trade futures contracts only if an active market for them exists, no assurance can be given that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Prices for futures contracts may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In that case, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on stock index future contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions, and may enter into closing transactions with respect to those options to terminate existing positions. No assurance can be given that the closing transactions can be effected.

     LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or securities issued and guaranteed by the U.S. Government, its agencies, authorities or instrumentalities ('Government Securities'). The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a 'finder.' The Fund will comply with the following conditions whenever it loans securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. When the Fund engages in when-issued or delayed-delivery securities transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INVESTMENT RESTRICTIONS

     Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies with respect to the Fund. Under the Investment Company Act of 1940, as amended (the '1940 Act'), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. Investment restrictions numbered 11 through 17 may be changed by a vote of a majority of the Trust's Board of Trustees at any time.

     Under  the investment restrictions adopted by the Trust with respect to the
Fund:

          1. The Fund will not purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          2. The Fund will not purchase more than 10% of the voting securities of any one issuer, or more than 10% of the securities of any class of any one issuer, except that this limitation is not applicable to the Fund's investments in Government Securities, and up to 25% of the Fund's assets may be invested without regard to these 10% limitations.

          3. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

          4. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at value and entering into repurchase agreements.

          5. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry.

          6. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

          7. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

          8. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

          9. The Fund will not purchase or sell commodities or commodity contracts (except futures contracts and related options and other similar contracts).

          10. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

          11. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

          12. The Fund will not purchase any security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies.

          13. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

          14. The Fund will not make investments for the purpose of exercising control of management.

          15. The Fund will not purchase any security, if as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          16. The Fund will not purchase or retain securities of any company if, to the knowledge of the Fund, any of the Trust's Trustees or officers or any officer or director of KPAM individually owns more than .5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

          17. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange.

     The Trust may make commitments regarding the Fund more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should the Trust determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of the Fund's shares in the state involved. The percentage limitations contained in the restrictions listed above apply at the time of purchases of securities.

                             TRUSTEES AND OFFICERS

     The names of Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. An asterisk appears before the name of each Trustee who is an 'interested person' of the Trust, as defined in the 1940 Act.

     *Margo N. Alexander, 48, Trustee and President. President, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, an executive vice president of PaineWebber. Ms. Alexander is also a director or trustee of two investment companies and president of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     David J. Beaubien, 67, Trustee. Chairman of Yankee Environmental Systems, Inc., manufacturer of meteorological measuring instruments. Director of IEC, Inc., manufacturer of electronic assemblies, Belfort Instruments, Inc., manufacturer of environmental instruments, and Oriel Corp., manufacturer of optical instruments. Prior to January 1991, Senior Vice President of EG&G, Inc., a company that makes and provides a variety of scientific and technically oriented products and services. Mr. Beaubien is a director or trustee of 11 other investment companies for which Mitchell Hutchins or PaineWebber Incorporated ('PaineWebber') serves as investment adviser.

     William W. Hewitt, Jr., 67, Trustee. Trustee of The Guardian Group of Mutual Funds. Mr. Hewitt is a director or trustee of 11 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Thomas R. Jordan, 66, Trustee. Principal of The Dilenschneider Group, Inc., a corporate communications and public policy counseling firm. Prior to January 1992, Senior Vice President of Hill & Knowlton, a public relations and public affairs firm. Prior to April 1991, President of The Jordan Group, a management consulting and strategies development firm. Mr. Jordan is a director or trustee of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Carl W. Schafer, 59, Trustee. President of the Atlantic Foundation, a charitable foundation supporting mainly oceanographic exploration and research. Director of Roadway Express, Inc., a trucking firm, The Guardian Group of Mutual Funds, Evans Systems, Inc., a motor fuels, convenience store and diversified company, Hidden Lake Gold Mines Ltd., a gold mining company, Electronic Clearing House, Inc., a financial transactions processing company, Wainoco Oil Corporation and Nutraceutix, Inc., a biotechnology company. Prior to January 1993, chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute and director of Ecova Corporation, a toxic waste treatment firm. Mr. Schafer is a director or trustee of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     T. Kirkham Barneby, 49, Vice President. Managing director and Chief Investment Officer -- Quantitative Investments of Mitchell Hutchins. Prior to September 1994, a Senior Vice President at Vantage Global Management. Prior to June 1993, a Senior Vice President at Mitchell Hutchins. Mr. Barneby is also a vice president of one other investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Teresa M. Boyle, 37, Vice President. First vice president and manager -- advisory administration of Mitchell Hutchins. Prior to November 1993, compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, a vice president and manager -- legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Scott H. Griff, 29, Vice President and Assistant Secretary. Vice president and attorney of Mitchell Hutchins. Prior to January 1995, an associate at the law firm of Cleary, Gottlieb, Steen & Hamilton. Mr. Griff is also a vice president and assistant secretary of 10 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     C. William Maher, 34, Vice President and Assistant Treasurer. Mr. Maher is a first vice president and a senior manager of the mutual fund division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Ann E. Moran, 38, Vice President and Assistant Treasurer. Vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Dianne E. O'Donnell, 43, Vice President and Secretary. Senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Victoria E. Schonfeld, 44, Vice President. Managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, a partner in the law firm of Arnold & Porter. Ms. Schonfeld is also a vice president and assistant secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Paul H. Schubert, 32, Vice President and Assistant Treasurer. First vice president and a senior manager of the mutual fund division of Mitchell Hutchins. From August 1992 to August 1994, vice president at BlackRock Financial Management, Inc. Prior to August 1992, an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Julian F. Sluyters, 35, Vice President and Treasurer. Senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     Gregory K. Todd, 38, Vice President and Assistant Secretary. First vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, a partner with the law firm of Shereff, Friedman,

Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 37 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     The addresses of the non-interested Trustees are as follows: Mr. Beaubien, Montague Industrial Park, 101 Industrial Road, Box 746, Turner Falls,
Massachusetts 01376; Mr. Hewitt, P.O. Box 2359, Princeton, New Jersey 08543-2359; Mr. Jordan, 200 Park Avenue, New York, New York 10166; and Mr. Schafer, P.O. Box 1164, Princeton, New Jersey 08542. The address of Ms. Alexander and the officers listed above is 1285 Avenue of the Americas, New York, New York 10019.

     By virtue of the responsibilities assumed by Mitchell Hutchins under its management agreement with the Trust (the 'Management Agreement'), the Fund requires no executive employees other than officers of the Trust, none of whom devotes full time to the affairs of the Fund. Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding Class A shares, Class C shares and Class Y shares of beneficial interest as of December 1, 1995. The Trust pays each Trustee who is not an officer, director or employee of Mitchell Hutchins or any of its affiliates, an annual retainer of $1,000, and $375 for each Board of Trustees meeting attended, and reimburses the Trustee for out-of-pocket expenses associated with attendance at Board meetings. The Chairman of the Board's audit committee receives an annual fee of $250. No officer, director or employee of Mitchell Hutchins, or any of its affiliates, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The amount of compensation paid by the Fund to each Trustee for the fiscal year ended August 31, 1995, and the aggregate amount of compensation paid to each such Trustee for the year ended December 31, 1995 by all investment companies in the same fund complex for which such person is a Board member were as follows:


                                                                                                        (5)
                                                              (3)                                TOTAL COMPENSATION
                                        (2)                PENSION OR               (4)            FROM FUND AND
             (1)                     AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL     OTHER INVESTMENT
        NAME OF BOARD            COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON      COMPANIES IN THE
            MEMBER                     FUND             FUND'S EXPENSES         RETIREMENT         FUND COMPLEX*
------------------------------   -----------------    --------------------   -----------------   ------------------
David J. Beaubien                     $ 2,500                 None                 None               $116,800
William W. Hewitt, Jr.                $ 2,500                 None                 None               $116,800
Thomas R. Jordan                      $ 2,500                 None                 None               $116,800
Margo N. Alexander                       None                 None                 None                   None
Carl W. Schafer                       $ 2,750                 None                 None               $118,175


------------

* Represents total compensation paid to each Trustee during the calendar year ended December 31, 1995.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

     The Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to the Fund are allocated among the Fund or the Trust's other series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law,
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment. company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

     For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Trust paid (or accrued) management fees with respect to the Fund of $279,950; $505,878; and $419,426, respectively, to the Fund's investment adviser and administrator during those periods.

     Mitchell Hutchins has agreed that, if in any fiscal year of the Fund, the aggregate expenses of the Fund (including management fees, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Mitchell Hutchins will reimburse the Trust for the excess expense. This expense reimbursement obligation is limited to the amount of Mitchell Hutchins' fees under its respective agreement with the Trust in respect of the Fund. Any expense reimbursement will be estimated, reconciled and paid on a monthly basis. As of the date of this Statement of Additional Information, the most restrictive state expense limitation applicable to the Fund requires reimbursement of expenses in any year that the Fund's expenses subject to the limitation exceed 2 1/2% of the first $30 million of the average daily value of the Fund's net assets, 2% of the next $70 million of the average daily value of the Fund's net assets and 1 1/2% of the remaining average daily value of the Fund's net assets. For the fiscal year ended August 31, 1995, the Fund's expenses did not exceed such limitations.

     Under its agreement with the Trust in respect of the Fund, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust with respect to the Fund in connection with the matters to which the agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

     Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber and other Mitchell Hutchins advisory clients.

DISTRIBUTION ARRANGEMENTS





     Mitchell Hutchins acts as the distributor of the Class Y shares of the Fund under a distribution contract with the Trust that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under an exclusive dealer agreement between Mitchell Hutchins and PaineWebber relating to Class Y shares of the Fund, PaineWebber and its correspondent firms sell the Fund's Class Y shares.


                             PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Fund are made by Mitchell Hutchins, subject to review by the Trust's Board of Trustees. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed.


     Subject to policies established by the Board of Trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a 'net' basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. For the fiscal years ended August 31, 1995, August 31, 1994 and August 31, 1993, the Fund paid $82,091; $56,965; and $58,975, respectively, in aggregate brokerage commissions.


     The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal year ended August 31, 1995, the Fund paid [NO] brokerage commissions to PaineWebber.

     Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of
                                       9

Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

     Consistent with the interest of the Fund and subject to the review of the board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provided research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

     Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Management Agreement.

     Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund will not purchase securities in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Corporation's board of directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. For the fiscal years ended August 31, 1995 and August 31, 1994, the portfolio turnover rate for the Fund was 53.02% and 4.17%, respectively. The higher turnover for the most recent fiscal year was due to reallocations during that period of the Fund's portfolio in accordance with the Fund's systematic asset allocation strategy.


                              VALUATION OF SHARES


     The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Securities that are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Sub-Adviser as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.

     Where market quotations, are readily available, debt securities are valued based upon those quotations, provided such quotations adequately reflect, in the Sub-Adviser's judgment, fair value of the security. Where such market quotations are not readily available, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system, or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of trustees determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

     The Fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     TOTAL RETURN. Average annual total return quotes ('Standardized Return') used in the Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)'pp'n =     ERV
where:    P    =     a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T    =     average annual total return of shares of that Class
          n    =     number of years
          ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

     Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund's maximum 4.5% initial sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

     The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The Fund calculates Non-Standardized Return for specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.

     Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.


     The following table shows performance information for the Class A, Class C and Class Y shares of the Fund for the periods indicated. No Class B shares were outstanding during those periods. All returns for periods of more than one year are expressed as an average return.



                                                                              CLASS A    CLASS C    CLASS Y
                                                                              -------    -------    -------





Fiscal year ended August 31, 1995:
     Standardized Return*..................................................    13.10%     16.57%     18.79%
     Non-Standardized Return...............................................    18.43%     17.57%     18.79%
Five years ended August 31, 1995:
     Standardized Return*..................................................     NA         NA         NA
     Non-Standardized Return...............................................     NA         NA         NA
Inception** to August 31, 1995:
     Standardized Return*..................................................     9.76%     11.00%     12.28%
     Non-Standardized Return...............................................    11.98%     11.00%     12.28%


                                                        (footnotes on next page)

(footnotes from previous page)

 * All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5%. Class C shares impose a 1% contingent deferred sales charge only on redemptions made within a year of purchase; therefore, for periods longer than one year, Non-Standardized Return is identical to Standardized Return.


** The inception date for  the Class A and  Class Y shares is  May 10, 1993  and
   July 22, 1992 for Class C shares.


     OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ('Lipper') for growth funds; CDA Investment Technologies, Inc. ('CDA'); Wiesenberger Investment Companies Service ('Wiesenberger'); Investment Company Data Inc. ('ICD'); or Morningstar Mutual Funds ('Morningstar'); or with the performance of recognized stock and other indexes, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the NASDAQ Composite Index, the Russell 2000 Index, the Russell 1000 Index, the Wilshire Small Cap Index, PSI Small Cap Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Non-U.S. World Government Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPPINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

     The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

     The Fund may also compare its performance with the performance of bank certificates of deposits (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote'r' Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The debt securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

     Set forth below is a summary of certain income tax considerations generally affecting the Fund and its shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of federal, state, local and foreign tax laws to their specific tax situations.

TAX STATUS OF THE FUND AND ITS SHAREHOLDERS

     The Fund will be treated as a separate entity for federal income tax purposes. The Fund's net investment income, capital gains and distributions will be determined separately from any other series that the Trust may designate.

     The Fund has qualified for the fiscal year ended August 31, 1995 to be treated as a 'regulated investment company' under the Internal Revenue Code of 1986, as amended (the 'Code') and intends to continue to qualify for this treatment for each year. If the Fund (1) is a regulated investment company and
(2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains), the Fund will not be liable for federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

     The Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) will require the Fund to 'mark to market' certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares is a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss is a short-term capital gain or loss if the shareholder has held the shares for one year or less.

     The Fund's net realized long-term capital gains are distributed as described in the Prospectus. The distributions ('capital gain dividends'), if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and are designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any Fund share, and if the share is sold before it has been held by the shareholder for more than six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     Investors considering buying Fund shares on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment.

     Special rules contained in the Code apply when a Fund shareholder (1) disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires shares of a PaineWebber mutual fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the Fund shares is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days of redeeming shares at a loss, the loss is not deductible and instead increases the basis of the newly purchased shares.

     If a shareholder fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to 'backup withholding,' then the shareholder may be subject to 31% 'backup withholding' tax with respect to (1) taxable dividends and distributions from the Fund and (2) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

                               OTHER INFORMATION


     The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated March 28, 1991, as amended from time to time (the 'Declaration'). The Fund commenced operations on July 22, 1992. Prior to November 1, 1995, the name of the Fund was 'Mitchell Hutchins/Kidder, Peabody Asset Allocation Fund.' Prior to February 13, 1995, the name of the Fund was 'Kidder, Peabody Asset Allocation Fund.' Prior to November 10, 1995, the Fund's Class C shares were called 'Class B' shares and Class Y shares were called 'Class C'shares. New Class B shares were not offered prior to January 1, 1996.


     Massachusetts law provides that shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration provides for indemnification from the Trust's property for all losses and expenses of any shareholder of the Trust held personally liable for the obligations of the Trust. Thus, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

     CLASS-SPECIFIC EXPENSES. The Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares of the Funds bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

INDEPENDENT AUDITORS


     Ernst & Young LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust. In that capacity, Ernst & Young LLP audits the Trust's financial statements annually. For the year ended August 31, 1994 and the period prior thereto, the Trust's independent auditors were Deloitte & Touche LLP, located at 2 World Financial Center, New York, New York 10281.


COUNSEL

     Willkie Farr & Gallagher, located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as counsel to the Trust.

                              FINANCIAL STATEMENTS

     The Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1995 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               ------------------

                               TABLE OF CONTENTS


                                                    Page
                                                    ----
Statement of Additional Information..............     1
Investment Policies and Restrictions.............     1
Trustees and Officers............................     5
Investment Advisory and Distribution
  Arrangements...................................     7
Portfolio Transactions...........................     9
Valuation of Shares..............................    11
Performance Information..........................    11
Taxes............................................    14
Other Information................................    15
Financial Statements.............................    16


'c'1996 PaineWebber Incorporated
[Logo]
      Printed on recycled paper

PAINEWEBBER
TACTICAL ALLOCATION FUND

                         -------------------------------------------------------

                                             Statement of Additional Information
                                                                 January 1, 1996

                         -------------------------------------------------------
                                                                     PAINEWEBBER

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements:



          Included in Part A:



             Financial Highlights for the periods from July 22, 1992 through August 31, 1995.



          Included in Part B through incorporation by reference from the Annual Report to Shareholders (previously filed with the Securities and Exchange Commission through EDGAR on November 9, 1995, Accession No. 0000950112-95-002914):



             Portfolio of Investments as of August 31, 1995.



             Statement of Assets and Liabilities as of August 31, 1995.



             Statement of Operations for the year ended August 31, 1995.



             Statements of Changes in Net Assets for the years ended August 31, 1994 and the year ended July 31, 1995.



             Financial Highlights for the periods July 22, 1992 (commencement of operations) through August 31, 1995.



             Report of Ernst & Young LLP, Independent Auditors, dated October 23, 1995.



         Included in Part B through incorporation by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A as filed on December 29, 1994:



             Report of Deloitte & Touche, Independent Auditors, dated October 14, 1994.



     (b) Exhibits:



EXHIBIT NO.                                          DESCRIPTION OF EXHIBIT
-----------   -----------------------------------------------------------------------------------------------------
 1(a)         -- Declaration of Trust*`D'
 1(b)         -- Amendment to Declaration of Trust dated September 3, 1991*`D'
 1(c)         -- Amendment to Declaration of Trust dated February 16, 1995
 1(d)         -- Amendment to Declaration of Trust dated April 26, 1995
 1(e)         -- Amendment to Declaration of Trust dated November 20, 1995
 2            -- By-Laws*
 3            -- Inapplicable
 4            -- Form of certificates for shares of beneficial interest*
 5(a)         -- Form of Investment Advisory and Administration Agreement
 5(b)         -- Form of Sub-Investment Advisory Agreement
 6            -- Form of Distribution Agreements
 7            -- Inapplicable
 8            -- Form of Custody Contract*
 9            -- Form of Transfer Agency Agreement
10            -- Opinions and Consents of Willkie Farr and Gallagher and of Bingham, Dana & Gould
11(a)         -- Consent of Ernst & Young LLP
11(b)         -- Consent of Deloitte & Touche LLP
12            -- Inapplicable
13            -- Form of Purchase Agreement*
14            -- Inapplicable
15(a)         -- Form of Shareholder Servicing and Distribution Plan*`D'
15(a)(a)      -- Amendment to Shareholder Servicing and Distribution Plan
15(b)         -- Form of Shareholder Servicing Agreement
15(c)         -- Form of Distribution Related Services Agreement
16            -- Schedule for computation of each performance quotation provided in response to item 22*
17            -- Financial Data Schedules (filed as exhibit No. 27 pursuant to EDGAR rules)
18            -- Form of 18f-3 Plan*
19            -- Power of Attorney
27(a)(b)(c)   -- Financial Data Schedules




                                                        (footnotes on next page)

(footnotes from previous page)



   * Previously filed.



   `D' Refiled pursuant to rules under EDGAR.



   # To be filed by amendment


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     See 'Principal Shareholders' in the Statement of Additional Information relating to each Fund.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


                                                                  NUMBER OF RECORD
                    TITLE OF CLASS                          HOLDERS AS OF DECEMBER 27, 1995
------------------------------------------------------   ----------------------------------
Shares representing beneficial interests, par value
  $.001 per share of:
  PaineWebber Tactical Allocation Fund
  Class A                                                                 177
  Class C                                                               2,067
  Class Y                                                                 324


ITEM 27. INDEMNIFICATION

     Reference is made to Article IV of Registrant's Declaration of Trust filed as Exhibit 1 to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the 'Securities Act'), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to 'Management of the Fund' in the Prospectuses forming Part A, and the Statements of Additional Information forming Part B, of this Registration Statement.

(a) Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins')

     The list required by this Item 28 of officers and directors of Mitchell Hutchins, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Mitchell Hutchins pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-13219).

(b) GE Investment Management Incorporated

     The list required by this Item 28 of officers and directors of GE Investment Management Incorporated ('GEIM'), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31947).

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:


     ALL AMERICAN TERM TRUST INC.
     GLOBAL HIGH INCOME DOLLAR FUND, INC.
     GLOBAL SMALL CAP FUND, INC.
     INSTITUTIONAL SERIES TRUST
     MITCHELL HUTCHINS/KIDDER, PEABODY EQUITY INCOME FUND, INC.
     MITCHELL HUTCHINS/KIDDER, PEABODY GOVERNMENT INCOME FUND, INC. MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST
     MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST II
     MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT TRUST III
     PAINEWEBBER AMERICA FUND
     PAINEWEBBER INVESTMENT SERIES
     PAINEWEBBER MANAGED ASSETS TRUST
     PAINEWEBBER MANAGED INVESTMENTS TRUST
     PAINEWEBBER MASTER SERIES, INC.
     PAINEWEBBER MUNICIPAL SERIES
     PAINEWEBBER MUTUAL FUND TRUST
     PAINEWEBBER OLYMPUS FUND
     PAINEWEBBER PREMIER HIGH INCOME TRUST, INC.
     PAINEWEBBER PREMIER INSURED MUNICIPAL INCOME FUND INC.
     PAINEWEBBER PREMIER TAX-FREE INCOME FUND INC.
     PAINEWEBBER REGIONAL FINANCIAL GROWTH FUND INC.
     PAINEWEBBER SECURITIES TRUST
     PAINEWEBBER SERIES TRUST
     STRATEGIC GLOBAL INCOME FUND, INC.
     TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.
     2002 TARGET TERM TRUST INC.



     (b) Mitchell Hutchins, a wholly owned subsidiary of PaineWebber Incorporated ('PaineWebber') is the Registrant's principal underwriter. PaineWebber acts as exclusive dealer of the Registrant's shares. The directors and officers of Mitchell Hutchins, their principal business addresses, and their positions and offices with Mitchell Hutchins are identified in its Form ADV filed February 22, 1995 with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV filed March 31, 1995 with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant:



                                                    POSITIONS AND      POSITIONS AND OFFICES WITH
               NAME AND PRINCIPAL                      OFFICES          UNDERWRITER OR EXCLUSIVE
                BUSINESS ADDRESS                   WITH REGISTRANT               DEALER
------------------------------------------------   ----------------   ----------------------------
Margo N. Alexander                                 Trustee and        President and Chief
  1285 Avenue of the Americas                      President          Executive Officer of
  New York, New York 10019                                            Mitchell Hutchins
Teresa M. Boyle ................................   Vice President     Vice President and
  1285 Avenue of the Americas                                         Manager -- Advisory
  New York, NY 10019                                                  Administration of Mitchell
                                                                      Hutchins
Scott H. Griff .................................   Vice President     Vice President and Attorney
  1285 Avenue of the Americas                      and Assistant      of Mitchell Hutchins
  New York, NY 10019                               Secretary


                                                  (table continued on next page)

(table continued from previous page)


                                                    POSITIONS AND      POSITIONS AND OFFICES WITH
               NAME AND PRINCIPAL                      OFFICES          UNDERWRITER OR EXCLUSIVE
                BUSINESS ADDRESS                   WITH REGISTRANT               DEALER
------------------------------------------------   ----------------   ----------------------------
Ann E. Moran ...................................   Vice President     Vice President of Mitchell
  1285 Avenue of the Americas                      and Assistant      Hutchins
  New York, NY 10019                               Treasurer
Dianne E. O'Donnell ............................   Vice President     Senior Vice President and
  1285 Avenue of the Americas                      and Assistant      Deputy General Counsel of
  New York, NY 10019                               Secretary          Mitchell Hutchins
Victoria E. Schonfeld ..........................   Vice President     Managing Director and
  1285 Avenue of the Americas                                         General Counsel of Mitchell
  New York, NY 10019                                                  Hutchins
Paul H. Schubert ...............................   Vice President     First Vice President of
  1285 Avenue of the Americas                      and Assistant      Mitchell Hutchins
  New York, NY 10019                               Treasurer
Julian F. Sluyters .............................   Vice President     Senior Vice President and
  1285 Avenue of the Americas                      and Treasurer      Director of the Mutual Fund
  New York, NY 10019                                                  Finance Division of Mitchell
                                                                      Hutchins
Gregory K. Todd ................................   Vice President     First Vice President and
  1285 Avenue of the Americas                      and Assistant      Associate General Counsel of
  New York, NY 10019                               Secretary          Mitchell Hutchins


     (c) Inapplicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's Investment Adviser, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

ITEM 31. MANAGEMENT SERVICES

     Inapplicable.

ITEM 32. UNDERTAKINGS

     (a) Registrant undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a trustee or trustees of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

     (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, State of New York, on the 29th day of December, 1995.


                                MITCHELL HUTCHINS/KIDDER, PEABODY INVESTMENT
                                TRUST

                                By            /S/ DIANNE E. O'DONNELL
                                    ............................................
                                               DIANNE E. O'DONNELL,
                                           VICE PRESIDENT AND SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                    TITLE                         DATE
---------------------------------------------   -----------------------------------   ------------------
           /s/ MARGO N. ALEXANDER*              Trustee and President (Chief          December 29, 1995
 ............................................     Executive Officer)
             MARGO N. ALEXANDER

           /s/ JULIAN F. SLUYTERS               Vice President and Treasurer (Chief   December 29, 1995
 ............................................     Financial and Accounting Officer)
             JULIAN F. SLUYTERS

           /s/ DAVID J. BEAUBIEN**              Trustee                               December 29, 1995
 ............................................
              DAVID J. BEAUBIEN

        /s/ WILLIAM W. HEWITT, JR.**            Trustee                               December 29, 1995
 ............................................
           WILLIAM W. HEWITT, JR.

           /s/ THOMAS R. JORDAN**               Trustee                               December 29, 1995
 ............................................
              THOMAS R. JORDAN

            /s/ CARL W. SCHAFER**               Trustee                               December 29, 1995
 ............................................
               CARL W. SCHAFER


------------


 * Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated December 28, 1995.



** Signature affixed by Dianne E. O'Donnell pursuant to power of attorney dated
   March 8, 1995.

                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger footnote symbol shall be expressed as `D'

The copyright symbol shall be expressed as 'c'

The registered trademark  symbol shall be expressed as 'r'

The trademark symbol shall be expressed as TM

Mathematical powers normally expressed as superscript shall be preceded by 'pp'

                                 EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION OF EXHIBIT                                      PAGE
-----------   -------------------------------------------------------------------------------------------   ----
      1(a)    -- Declaration of Trust`D'.................................................................
      1(b)    -- Amendment to Declaration of Trust dated September 3, 1991`D'............................
      1(c)    -- Amendment to Declaration of Trust dated February 16, 1995...............................
      1(d)    -- Amendment to Declaration of Trust dated April 26, 1995..................................
      1(e)    -- Amendment to Declaration of Trust dated November 20, 1995...............................
      5(a)    -- Form of Investment Advisory and Administration Agreement................................
      5(b)    -- Form of Sub-Investment Advisory  Agreement..............................................
      6       -- Form of Distribution Agreements.........................................................
      9       -- Form of Transfer Agency Agreement.......................................................
     10       -- Opinions and Consents of Willkie Farr and Gallagher and of Bingham,
                Dana & Gould.............................................................................
     11(a)    -- Consent of Ernst & Young LLP............................................................
     11(b)    -- Consent of Deloitte & Touche LLP........................................................
     15(a)    -- Form of Shareholder Servicing and Distribution Plan`D'..................................
     15(a)(a) -- Form of Amended Servicing and Distribution Plan.........................................
     15(b)    -- Form of Shareholder Servicing Agreement.................................................
     15(c)    -- Form of Distribution Related Services Agreement.........................................
     17       -- Financial Data Schedules (filed as exhibit no. 27 pursuant to EDGAR rules)..............
     19       -- Power of Attorney.......................................................................
     27(a)( )(c) -- Financial Data Schedules................................................................



------------



 `D' Refiled pursuant to rules under EDGAR